UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356
                                   ---------


                       Franklin California Tax-Free Trust


               (Exact name of registrant as specified in charter)

                One Franklin Parkway, San Mateo, CA 94403-1906
               (Address of principal executive offices) (Zip code)

       Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     -------------

Date of fiscal year end: 6/30
                         ----

Date of reporting period: 6/30/05
                          -------

      Item 1. Reports to Stockholders.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           JUNE 30, 2005
--------------------------------------------------------------------------------

                                                    Franklin California Insured
                                                    Tax-Free Income Fund

                                                    Franklin California
                                                    Intermediate-Term
                                                    Tax-Free Income Fund

                                                    Franklin California
                                                    Limited-Term
                                                    Tax-Free Income Fund

                                                    Franklin California
                                                    Tax-Exempt Money Fund

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER             TAX-FREE INCOME
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                      FRANKLIN
             CALIFORNIA TAX-FREE TRUST              Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER .....................................................    1

SPECIAL FEATURE:
Understanding Interest Rates ...........................................    4

ANNUAL REPORT

State Update and Municipal Bond Market Overview ........................    7

Franklin California Insured Tax-Free Income Fund .......................   10

Franklin California Intermediate-Term Tax-Free Income Fund .............   19

Franklin California Limited-Term Tax-Free Income Fund ..................   27

Franklin California Tax-Exempt Money Fund ..............................   33

Financial Highlights and Statements of Investments .....................   37

Financial Statements ...................................................   71

Notes to Financial Statements...........................................   76

Report of Independent Registered Public Accounting Firm ................   87

Tax Designation ........................................................   88

Board Members and Officers .............................................   89

Shareholder Information ................................................   94

--------------------------------------------------------------------------------
ANNUAL REPORT

STATE UPDATE AND MUNICIPAL
BOND MARKET OVERVIEW

California's large and diverse economy showed signs of sustained growth. Foreign trade, services and the entertainment industry powered the state's economy. Some reports indicated that high technology might be poised for a turnaround, which could benefit northern California. Southern California's economy began to strengthen and may receive an additional boost from a defense buildup. The state experienced employment performance similar to the nation's, but state personal income growth lagged. California's unemployment rate was 5.4% in June 2005, while the national average was 5.0%.(1) A downturn in capital gains and stock option income, partially due to weakness in Silicon Valley, resulted in personal income volatility.

California retained a large mismatch between ongoing revenues and expenditures. Financial operations were volatile due to wide tax revenue swings, persistent expenditure pressures arising from population growth and education spending policies, and a limited willingness to maintain reserves. The state relied on borrowing to fund accumulated operating deficits rather than on permanent adjustments to bring the budget into balance. A portion of the $15 billion deficit-financing bonds authorized by voters in March 2004 still remained for California's use, and Governor Arnold Schwarzenegger proposed issuing $1.7 billion in bonds for fiscal year 2006.(2)

The recent increase in California's long-term debt resulted in an above-average level of indebtedness relative to other states. Overall net tax-supported debt stood at $1,387 per capita.(2) Furthermore, debt per capita nearly doubled over the past four years. However, debt levels remained relatively moderate and manageable.

At period-end independent credit rating agency Standard & Poor's (S&P) held a stable outlook for California's general obligation bonds based on the state's elimination of near-term liquidity pressures. However, projections of continued large structural operating deficits kept S&P from raising the state's A rating.(3) Moody's Investors Service, another independent credit rating agency, held a positive outlook for California, reflecting the current trend of economic recovery and the availability of unused deficit financing capacity. Moody's affirmed the

(1)   Source: Bureau of Labor Statistics.

(2) Source: Standard & Poor's, "Research: California; Tax Secured, General Obligation," RATINGSDIRECT, 4/5/05.

(3)   This does not indicate S&P's rating of the Fund.


                                                               Annual Report | 7
state's A3 general obligation bond rating and believes it unlikely that any serious new strains on liquidity would occur over the next 18 months.(4)

For the one-year period ended June 30, 2005, the fixed income markets had positive performance despite record high oil prices, fears of inflation, concerns about the dollar, and mixed economic releases. Municipal bonds outperformed U.S. Treasury bonds, as the Lehman Brothers Municipal Bond Index returned 8.24% for the period, while the Lehman Brothers U.S. Treasury Index returned 7.06%.(5)

While long-term interest rates experienced some volatility, short-term interest rates had greater changes over the year. The Federal Reserve Board raised the federal funds target rate from 1.25% to 3.25% in eight successive moves during the year under review. The Treasury yield curve, which illustrates rates for Treasuries with short to long maturities, flattened somewhat as short-term rates went up and longer-maturity Treasuries declined. Over the one-year period, the 10-year Treasury bond yield decreased 68 basis points (100 basis points equal one percentage point), while the 30-year Treasury bond yield decreased 101 basis points. The 10-year Treasury yielded 3.94% and the 30-year yielded 4.19% on June 30, 2005. According to Municipal Market Data, 10- and 30-year municipal bond yields decreased 50 and 76 basis points.(6) Consequently, long-maturity municipal bonds outperformed intermediates.

(4)   This does not indicate Moody's rating of the Fund.

(5) Source: Lehman Brothers Inc. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes (TINs), and state and local government series (SLGS) bonds, STRIPS and Treasury Inflation-Protected Securities (TIPS).

(6)   Source: Thomson Financial.


8 | Annual Report

Although short-term interest rates rose during the year, overall interest rates remained relatively low. This environment led to another high-volume year for new-issue municipal bonds. Just as homebuyers seek the lowest mortgage rates, municipalities borrow money when interest rates are low. Thus, over the past two years, municipalities have issued more bonds to lock in lower rates. Municipalities issued more than $358 billion in new debt during 2004.(7) Although this was a decrease of more than 6% from 2003 (a record year), 2004 was the third successive year of more than $300 billion in new issuance.(7) Continuing this trend, year-to-date through June 2005, issuance was approximately $206 billion.(7) Demand for municipal bonds remained strong as investors sought to reinvest proceeds from a combination of coupon payments, maturities and bond calls. Healthy demand came from a wide range of traditional buyers including mutual funds, individuals and property and casualty companies, as well as crossover buyers. Crossover buyers, such as hedge funds, typically invest in taxable securities, but they enter the tax-exempt market when municipal valuations are attractive.

(7).  Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                               Annual Report | 9

FRANKLIN CALIFORNIA INSURED
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Free Income Fund seeks to provide high, current income exempt from federal and California personal income taxes consistent with prudent investment management and the preservation of capital by investing at least 80% of its total assets in insured securities that pay interest free from such taxes.(1),(2)

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Insured Tax-Free Income Fund's annual report for the fiscal year ended June 30, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell, bond prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $12.24 on June 30, 2004, to $12.85 on June 30, 2005. The Fund's Class A shares paid dividends totaling 55.74 cents per share for the same period.(3) The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.13%, based on an annualization of the current 4.62 cent per share dividend and the maximum offering price of $13.42 on June 30, 2005. An investor in the 2005 maximum combined federal and California state personal income tax bracket of 41.05% would need to earn a distribution rate of 7.01% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the 12 months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

(1) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

(3) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 40.


10 | Annual Report

DIVIDEND DISTRIBUTIONS(3)

Franklin California Insured Tax-Free Income Fund
7/1/04-6/30/05

----------------------------------------------------------------
                               DIVIDEND PER SHARE
                ----------------------------------------------
MONTH            CLASS A           CLASS B           CLASS C
----------------------------------------------------------------
July            4.68 cents        4.11 cents        4.09 cents
----------------------------------------------------------------
August          4.68 cents        4.11 cents        4.09 cents
----------------------------------------------------------------
September       4.68 cents        4.11 cents        4.11 cents
----------------------------------------------------------------
October         4.68 cents        4.11 cents        4.11 cents
----------------------------------------------------------------
November        4.68 cents        4.11 cents        4.11 cents
----------------------------------------------------------------
December        4.62 cents        4.02 cents        4.03 cents
----------------------------------------------------------------
January         4.62 cents        4.02 cents        4.03 cents
----------------------------------------------------------------
February        4.62 cents        4.02 cents        4.03 cents
----------------------------------------------------------------
March           4.62 cents        4.02 cents        4.02 cents
----------------------------------------------------------------
April           4.62 cents        4.02 cents        4.02 cents
----------------------------------------------------------------
May             4.62 cents        4.02 cents        4.02 cents
----------------------------------------------------------------
June            4.62 cents        4.06 cents        4.03 cents
----------------------------------------------------------------
TOTAL          55.74 CENTS       48.73 CENTS       48.69 CENTS
----------------------------------------------------------------

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

The combination of higher short-term interest rates and lower long-term interest rates resulted in a flatter yield curve, which benefited the Fund.

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN

Franklin California Insured
Tax-Free Income Fund
6/30/05

-------------------------------------------------
                                      % OF TOTAL
                          LONG-TERM INVESTMENTS*
-------------------------------------------------
General Obligation                          17.0%
-------------------------------------------------
Transportation                              16.5%
-------------------------------------------------
Prerefunded                                 11.7%
-------------------------------------------------
Tax-Supported                               11.6%
-------------------------------------------------
Subject to Government Appropriations        11.4%
-------------------------------------------------
Utilities                                   11.4%
-------------------------------------------------
Hospital & Health Care                       8.4%
-------------------------------------------------
Higher Education                             6.7%
-------------------------------------------------
Other Revenue                                4.6%
-------------------------------------------------
Housing                                      0.7%
-------------------------------------------------

* Does not include short-term investments and other net assets.


                                                              Annual Report | 11

Thank you for your participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

PERFORMANCE SUMMARY AS OF 6/30/05

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRCIX)                        CHANGE    6/30/05    6/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.61     $12.85     $12.24
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/04-6/30/05)
--------------------------------------------------------------------------------
Dividend Income                   $ 0.5574
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FRCBX)                        CHANGE    6/30/05    6/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.62     $12.91     $12.29
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/04-6/30/05)
--------------------------------------------------------------------------------
Dividend Income                   $ 0.4873
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRCAX)                        CHANGE    6/30/05    6/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.63     $12.97     $12.34
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/04-6/30/05)
--------------------------------------------------------------------------------
Dividend Income                   $ 0.4869
--------------------------------------------------------------------------------


                                                              Annual Report | 13

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------
CLASS A                                                 1-YEAR      5-YEAR        10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +9.70%     +37.66%        +78.81%
------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                           +5.07%      +5.68%         +5.52%
------------------------------------------------------------------------------------------------
   Distribution Rate(3)                        4.13%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)     7.01%
------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                3.16%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                 5.36%
------------------------------------------------------------------------------------------------
CLASS B                                                 1-YEAR      5-YEAR    INCEPTION (2/1/00)
------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +9.15%     +34.21%        +41.94%
------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                           +5.15%      +5.74%         +6.54%
------------------------------------------------------------------------------------------------
   Distribution Rate(3)                        3.77%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)     6.39%
------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                2.75%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                 4.66%
------------------------------------------------------------------------------------------------
CLASS C                                                  1-YEAR      5-YEAR        10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +9.19%     +34.01%        +69.50%
------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                           +8.19%      +6.03%         +5.42%
------------------------------------------------------------------------------------------------
   Distribution Rate(3)                        3.73%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)     6.33%
------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                2.76%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                 4.68%
------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS A                                   6/30/05
-------------------------------------------------
1-Year                                     +5.07%
-------------------------------------------------
5-Year                                     +5.68%
-------------------------------------------------
10-Year                                    +5.52%
-------------------------------------------------

CLASS A (7/1/95-6/30/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Franklin
                   California Insured        Lehman Brothers
     Date         Tax-Free Income Fund     Municipal Bond Index(6)     CPI(6)
 ----------      ---------------------    -------------------------    ------
    07/95               9575                      10000                10000
                        9636                      10094.6              10000
                        9722                      10222.7              10026.2
                        9783                      10287.3              10045.9
                        9926                      10436.8              10078.7
                       10111                      10610.2              10072.1
                       10231                      10712.1              10065.6
                       10294                      10793                10124.6
                       10241                      10720.1              10157.4
                       10088                      10583.2              10209.8
                       10051                      10553.2              10249.2
                       10056                      10549.1              10268.9
                       10171                      10664.1              10275.4
                       10260                      10760.6              10295.1
                       10298                      10758.2              10314.8
                       10439                      10908.5              10347.5
                       10538                      11032.1              10380.3
                       10698                      11233.9              10400
                       10659                      11186.5              10400
                       10655                      11207.6              10432.8
                       10746                      11310.5              10465.6
                       10610                      11159.6              10491.8
                       10703                      11253.2              10504.9
                       10840                      11422.6              10498.4
    06/97              10924                      11544.2              10511.5
                       11224                      11864                10524.6
                       11129                      11752.7              10544.3
                       11251                      11892.1              10570.5
                       11317                      11968.8              10596.7
                       11384                      12039.2              10590.2
                       11538                      12214.8              10577
                       11652                      12340.7              10596.7
                       11664                      12344.5              10616.4
                       11676                      12355.5              10636.1
                       11622                      12299.7              10655.7
                       11785                      12494.3              10675.4
                       11845                      12543.6              10688.5
                       11867                      12575                10701.6
                       12032                      12769.3              10714.8
                       12217                      12928.5              10727.9
                       12230                      12928.2              10754.1
                       12281                      12973.5              10754.1
                       12289                      13006.2              10747.5
                       12390                      13160.8              10773.8
                       12382                      13103.5              10786.9
                       12412                      13121.4              10819.7
                       12413                      13154.1              10898.4
                       12354                      13078                10898.4
    06/99              12165                      12889.9              10898.4
                       12175                      12936.8              10931.1
                       12014                      12833.1              10957.4
                       12025                      12838.4              11009.8
                       11842                      12699.3              11029.5
                       11934                      12834.4              11036.1
                       11844                      12738.7              11036.1
                       11752                      12683.2              11068.9
                       11960                      12830.6              11134.4
                       12252                      13111                11226.2
                       12147                      13033.5              11232.8
                       12096                      12965.7              11245.9
                       12434                      13309.3              11304.9
                       12593                      13494.5              11331.1
                       12839                      13702.5              11331.1
                       12807                      13631.2              11390.2
                       12904                      13779.9              11409.8
                       13013                      13884.2              11416.4
                       13327                      14227.2              11409.8
                       13403                      14368.2              11482
                       13437                      14413.7              11527.9
                       13558                      14542.9              11554.1
                       13350                      14385.3              11600
                       13494                      14540.2              11652.5
    06/01              13527                      14637.5              11672.1
                       13739                      14854.3              11639.3
                       14052                      15099                11639.3
                       14007                      15048.4              11691.8
                       14153                      15227.7              11652.5
                       14095                      15099.3              11632.8
                       13946                      14956.5              11586.9
                       14126                      15215.9              11613.1
                       14250                      15399.2              11659
                       13926                      15097.4              11724.6
                       14143                      15392.5              11790.2
                       14234                      15486                11790.2
                       14359                      15649.8              11796.7
                       14520                      15851                11809.8
                       14741                      16041.6              11849.2
                       15173                      16393                11868.9
                       14794                      16121.2              11888.5
                       14755                      16054.2              11888.5
                       15038                      16393                11862.3
                       14963                      16351.4              11914.8
                       15200                      16580                12006.6
                       15233                      16589.9              12078.7
                       15375                      16699.5              12052.5
                       15747                      17090.6              12032.8
    06/03              15645                      17017.9              12045.9
                       15018                      16422.4              12059
                       15075                      16544.9              12104.9
                       15440                      17031.3              12144.3
                       15424                      16945.6              12131.1
                       15656                      17122.2              12098.4
                       15776                      17264                12085.2
                       15883                      17362.8              12144.3
                       16168                      17624.2              12209.8
                       16087                      17562.8              12288.5
                       15642                      17146.8              12327.9
                       15562                      17084.7              12400
                       15609                      17146.8              12439.3
                       15822                      17372.5              12419.7
                       16164                      17720.6              12426.2
                       16250                      17814.7              12452.5
                       16426                      17968                12518
                       16279                      17819.8              12524.6
                       16521                      18037.4              12478.7
                       16777                      18206                12504.9
                       16733                      18145.4              12577
                       16609                      18031                12675.4
                       16895                      18315.3              12760.7
                       17009                      18444.8              12747.5
    06/05              17121                      18559.2              12754.1


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS B                                   6/30/05
-------------------------------------------------
1-Year                                     +5.15%
-------------------------------------------------
5-Year                                     +5.74%
-------------------------------------------------
Since Inception (2/1/00)                   +6.54%
-------------------------------------------------

CLASS B (2/1/00-6/30/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Franklin
                 California Insured        Lehman Brothers
   Date         Tax-Free Income Fund     Municipal Bond Index(6)     CPI(6)
---------      ---------------------    -------------------------    ------
  02/00              10000                    10000                  10000
                     10166                    10116.2                10059.2
                     10418                    10337.2                10142.2
                     10317                    10276.2                10148.1
                     10277                    10222.7                10160
                     10559                    10493.6                10213.3
                     10689                    10639.6                10237
                     10892                    10803.6                10237
                     10860                    10747.4                10290.3
                     10946                    10864.7                10308.1
                     11033                    10946.9                10314
                     11294                    11217.3                10308.1
                     11353                    11328.5                10373.2
                     11377                    11364.4                10414.7
                     11473                    11466.2                10438.4
                     11301                    11342                  10479.9
  06/01              11417                    11464.1                10527.2
                     11440                    11540.8                10545
                     11613                    11711.8                10515.4
                     11872                    11904.7                10515.4
                     11828                    11864.8                10562.8
                     11946                    12006.1                10527.2
                     11893                    11904.9                10509.5
                     11771                    11792.3                10468
                     11907                    11996.8                10491.7
                     12014                    12141.4                10533.2
                     11727                    11903.4                10592.4
                     11913                    12136.1                10651.7
                     11984                    12209.8                10651.7
  06/02              12084                    12338.9                10657.6
                     12213                    12497.6                10669.4
                     12393                    12647.9                10705
                     12749                    12924.9                10722.8
                     12426                    12710.6                10740.5
                     12378                    12657.8                10740.5
                     12618                    12924.9                10716.8
                     12550                    12892.1                10764.2
                     12742                    13072.4                10847.2
                     12763                    13080.2                10912.3
                     12876                    13166.6                10888.6
                     13191                    13474.9                10870.9
  06/03              13090                    13417.6                10882.7
                     12561                    12948.1                10894.5
                     12603                    13044.7                10936
                     12901                    13428.2                10971.6
                     12881                    13360.6                10959.7
                     13067                    13499.8                10930.1
                     13172                    13611.6                10918.2
                     13246                    13689.6                10971.6
                     13486                    13895.6                11030.8
                     13414                    13847.2                11101.9
                     13028                    13519.3                11137.4
                     12956                    13470.3                11202.6
  06/04              12989                    13519.3                11238.1
                     13159                    13697.2                11220.4
                     13447                    13971.7                11226.3
                     13512                    14045.9                11250
                     13641                    14166.7                11309.2
                     13524                    14049.9                11315.2
                     13718                    14221.5                11273.7
                     13923                    14354.4                11297.4
                     13880                    14306.6                11362.6
                     13771                    14216.4                11451.4
                     14000                    14440.6                11528.4
                     14088                    14542.6                11516.6
  06/05              14094                    14632.9                11522.5


                                                              Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS C                                   6/30/05
-------------------------------------------------
1-Year                                     +8.19%
-------------------------------------------------
5-Year                                     +6.03%
-------------------------------------------------
10-Year                                    +5.42%
-------------------------------------------------

CLASS C (7/1/95-6/30/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Franklin
                 California Insured        Lehman Brothers
   Date         Tax-Free Income Fund     Municipal Bond Index(6)      CPI(6)
---------      ---------------------    -------------------------    -------
  07/95                10000                     10000               10000
                       10058                     10094.6             10000
                       10151                     10222.7             10026.2
                       10201                     10287.3             10045.9
                       10353                     10436.8             10078.7
                       10540                     10610.2             10072.1
                       10660                     10712.1             10065.6
                       10720                     10793               10124.6
                       10659                     10720.1             10157.4
                       10505                     10583.2             10209.8
                       10462                     10553.2             10249.2
                       10462                     10549.1             10268.9
                       10576                     10664.1             10275.4
                       10670                     10760.6             10295.1
                       10695                     10758.2             10314.8
                       10836                     10908.5             10347.5
                       10933                     11032.1             10380.3
                       11102                     11233.9             10400
                       11049                     11186.5             10400
                       11039                     11207.6             10432.8
                       11137                     11310.5             10465.6
                       10991                     11159.6             10491.8
                       11072                     11253.2             10504.9
  06/97                11217                     11422.6             10498.4
                       11298                     11544.2             10511.5
                       11601                     11864               10524.6
                       11499                     11752.7             10544.3
                       11618                     11892.1             10570.5
                       11681                     11968.8             10596.7
                       11753                     12039.2             10590.2
                       11896                     12214.8             10577
                       12017                     12340.7             10596.7
                       12013                     12344.5             10616.4
                       12020                     12355.5             10636.1
                       11969                     12299.7             10655.7
                       12130                     12494.3             10675.4
  06/98                12185                     12543.6             10688.5
                       12192                     12575               10701.6
                       12355                     12769.3             10714.8
                       12548                     12928.5             10727.9
                       12545                     12928.2             10754.1
                       12602                     12973.5             10754.1
                       12595                     13006.2             10747.5
                       12701                     13160.8             10773.8
                       12687                     13103.5             10786.9
                       12712                     13121.4             10819.7
                       12706                     13154.1             10898.4
                       12640                     13078               10898.4
  06/99                12442                     12889.9             10898.4
                       12446                     12936.8             10931.1
                       12277                     12833.1             10957.4
                       12282                     12838.4             11009.8
                       12092                     12699.3             11029.5
                       12180                     12834.4             11036.1
                       12083                     12738.7             11036.1
                       11973                     12683.2             11068.9
                       12178                     12830.6             11134.4
                       12478                     13111               11226.2
                       12368                     13033.5             11232.8
                       12310                     12965.7             11245.9
                       12646                     13309.3             11304.9
                       12801                     13494.5             11331.1
                       13043                     13702.5             11331.1
                       13005                     13631.2             11390.2
                       13108                     13779.9             11409.8
                       13201                     13884.2             11416.4
                       13512                     14227.2             11409.8
                       13594                     14368.2             11482
                       13622                     14413.7             11527.9
                       13737                     14542.9             11554.1
                       13521                     14385.3             11600
                       13659                     14540.2             11652.5
  06/01                13686                     14637.5             11672.1
                       13892                     14854.3             11639.3
                       14200                     15099               11639.3
                       14148                     15048.4             11691.8
                       14288                     15227.7             11652.5
                       14224                     15099.3             11632.8
                       14068                     14956.5             11586.9
                       14241                     15215.9             11613.1
                       14357                     15399.2             11659
                       14027                     15097.4             11724.6
                       14237                     15392.5             11790.2
                       14333                     15486               11790.2
                       14440                     15649.8             11796.7
                       14595                     15851               11809.8
                       14820                     16041.6             11849.2
                       15256                     16393               11868.9
                       14859                     16121.2             11888.5
                       14802                     16054.2             11888.5
                       15089                     16393               11862.3
                       15007                     16351.4             11914.8
                       15236                     16580               12006.6
                       15262                     16589.9             12078.7
                       15396                     16699.5             12052.5
                       15770                     17090.6             12032.8
  06/03                15650                     17017.9             12045.9
                       15020                     16422.4             12059
                       15070                     16544.9             12104.9
                       15424                     17031.3             12144.3
                       15401                     16945.6             12131.1
                       15623                     17122.2             12098.4
                       15747                     17264               12085.2
                       15835                     17362.8             12144.3
                       16121                     17624.2             12209.8
                       16035                     17562.8             12288.5
                       15574                     17146.8             12327.9
                       15489                     17084.7             12400
                       15528                     17146.8             12439.3
                       15743                     17372.5             12419.7
                       16072                     17720.6             12426.2
                       16149                     17814.7             12452.5
                       16316                     17968               12518
                       16164                     17819.8             12524.6
                       16395                     18037.4             12478.7
                       16652                     18206               12504.9
                       16588                     18145.4             12577
                       16459                     18031               12675.4
                       16744                     18315.3             12760.7
                       16849                     18444.8             12747.5
  06/05                16950                     18559.2             12754.1

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:            These shares have higher annual fees and expenses than Class
                    A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 6/30/05.

(4) Taxable equivalent distribution rate and yield assume the published rates as of 6/3/05 for the maximum combined federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/05.

(6) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


16 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT  ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                      VALUE 12/31/04    VALUE 6/30/05     PERIOD* 12/31/04-6/30/05
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,036.50                $3.08
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.77                $3.06
---------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,033.50                $5.85
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,019.04                $5.81
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,034.10                $5.85
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,019.04                $5.81
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.61%;
B: 1.16%; and C: 1.16%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


18 | Annual Report

FRANKLIN CALIFORNIA INTERMEDIATE-TERM
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from federal and California personal income taxes consistent with prudent investment management and the preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin California Intermediate-Term Tax-Free Income Fund
6/30/05

-----------------------------------------------------------
                                         % OF TOTAL
RATINGS                             LONG-TERM INVESTMENTS**
-----------------------------------------------------------
AAA                                         50.7%
-----------------------------------------------------------
AA                                           5.2%
-----------------------------------------------------------
A                                           18.8%
-----------------------------------------------------------
BBB                                         10.0%
-----------------------------------------------------------
Below Investment Grade                       0.6%
-----------------------------------------------------------
Not Rated by S&P                            14.7%
-----------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                   MOODY'S      FITCH    INTERNAL
AAA or Aaa                   3.3%         --        0.9%
A                            0.5%         --        0.4%
BBB or Baa                   1.1%       0.3%        8.2%
-------------------------------------------------------
Total                        4.9%       0.3%        9.5%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Intermediate-Term Tax-Free Income Fund's annual report for the fiscal year ended June 30, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell, bond prices rose for the 12-month reporting period. The Fund's

(1) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 53.


                                                              Annual Report | 19

PORTFOLIO BREAKDOWN

Franklin California Intermediate-Term
Tax-Free Income Fund
6/30/05

-------------------------------------------------
                                      % OF TOTAL
                          LONG-TERM INVESTMENTS*
-------------------------------------------------
General Obligation                          24.4%
-------------------------------------------------
Tax-Supported                               18.9%
-------------------------------------------------
Hospital & Health Care                      15.5%
-------------------------------------------------
Utilities                                   11.5%
-------------------------------------------------
Subject to Government Appropriations        10.9%
-------------------------------------------------
Prerefunded                                  6.9%
-------------------------------------------------
Other Revenue                                4.8%
-------------------------------------------------
Transportation                               3.4%
-------------------------------------------------
Housing                                      2.3%
-------------------------------------------------
Higher Education                             1.4%
-------------------------------------------------

* Does not include short-term investments and other net assets.

Class A share price, as measured by net asset value, increased from $11.36 on June 30, 2004, to $11.68 on June 30, 2005. The Fund's Class A shares paid dividends totaling 42.71 cents per share for the same period.(2) The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.54%, based on an annualization of the current 3.53 cent per share dividend and the maximum offering price of $11.95 on June 30, 2005. An investor in the 2005 maximum combined federal and California state personal income tax bracket of 41.05% would need to earn a distribution rate of 6.00% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the 12 months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distribution's table.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distributions.

(2). Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


20 | Annual Report

DIVIDEND DISTRIBUTIONS(2)

Franklin California Intermediate-Term Tax-Free Income Fund
7/1/04-6/30/05

-------------------------------------------------------------
                                    DIVIDEND PER SHARE
                               -----------------------------
MONTH                            CLASS A           CLASS C
-------------------------------------------------------------
July                           3.60 cents        3.05 cents
-------------------------------------------------------------
August                         3.60 cents        3.05 cents
-------------------------------------------------------------
September                      3.60 cents        3.07 cents
-------------------------------------------------------------
October                        3.60 cents        3.07 cents
-------------------------------------------------------------
November                       3.60 cents        3.07 cents
-------------------------------------------------------------
December                       3.53 cents        2.99 cents
-------------------------------------------------------------
January                        3.53 cents        2.99 cents
-------------------------------------------------------------
February                       3.53 cents        2.99 cents
-------------------------------------------------------------
March                          3.53 cents        2.98 cents
-------------------------------------------------------------
April                          3.53 cents        2.98 cents
-------------------------------------------------------------
May                            3.53 cents        2.98 cents
-------------------------------------------------------------
June                           3.53 cents        2.99 cents
-------------------------------------------------------------
TOTAL                         42.71 CENTS       36.21 CENTS
-------------------------------------------------------------

MANAGER'S DISCUSSION

Consistent with our strategy, we typically look to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 21

PERFORMANCE SUMMARY AS OF 6/30/05

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKCIX)                                 CHANGE     6/30/05        6/30/04
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.32      $11.68         $11.36
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/04-6/30/05)
--------------------------------------------------------------------------------------------
Dividend Income                              $0.4271
--------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCCIX)                                 CHANGE     6/30/05        6/30/04
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.33      $11.70         $11.37
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/04-6/30/05)
--------------------------------------------------------------------------------------------
Dividend Income                              $0.3621
--------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------
CLASS A(1)                                              1-YEAR      5-YEAR        10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                               +6.67%     +30.80%        +74.62%
------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                           +4.28%      +5.04%         +5.49%
------------------------------------------------------------------------------------------------
   Distribution Rate(4)                        3.54%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)     6.00%
------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                3.03%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                 5.14%
------------------------------------------------------------------------------------------------
CLASS C                                                             1-YEAR    INCEPTION (7/1/03)
------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                           +6.15%         +6.27%
------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                                       +5.15%         +3.09%
------------------------------------------------------------------------------------------------
   Distribution Rate(4)                        3.07%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)     5.21%
------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                2.57%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                 4.36%
------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS A(1)                                6/30/05
-------------------------------------------------
1-Year                                     +4.28%
-------------------------------------------------
5-Year                                     +5.04%
-------------------------------------------------
10-Year                                    +5.49%
-------------------------------------------------

CLASS A (7/1/95-6/30/05)(1)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin California
                Intermediate - Term    Lehman Brothers Municipal
   Date        Tax-Free Income Fund      10-Year Bond Index(7)        CPI(7)
---------      ---------------------   ---------------------------   -------
  07/95                9774                      10000               10000
                       9900                      10146.8             10000
                      10056                      10284.5             10026.2
                      10136                      10350.3             10045.9
                      10292                      10469.7             10078.7
                      10440                      10610.3             10072.1
                      10482                      10675.2             10065.6
                      10573                      10783.4             10124.6
                      10548                      10739               10157.4
                      10474                      10605.5             10209.8
                      10449                      10568               10249.2
                      10452                      10538.3             10268.8
                      10555                      10638.5             10275.4
                      10638                      10740.5             10295.1
                      10642                      10740.7             10314.8
                      10746                      10851.1             10347.5
                      10860                      10988.3             10380.3
                      11045                      11210.8             10400
                      11009                      11160.2             10400
                      11043                      11204.3             10432.8
                      11118                      11309.8             10465.6
                      11020                      11158.2             10491.8
                      11106                      11240.4             10504.9
                      11255                      11399.6             10498.4
  06/97               11352                      11525.5             10511.5
                      11626                      11849.3             10524.6
                      11557                      11734.4             10544.3
                      11666                      11883.2             10570.5
                      11734                      11946.1             10596.7
                      11791                      12001.5             10590.2
                      11922                      12190.9             10577
                      12043                      12326.1             10596.7
                      12058                      12325.3             10616.4
                      12062                      12316.8             10636.1
                      12034                      12249               10655.7
                      12201                      12457.4             10675.4
                      12237                      12503.1             10688.5
                      12285                      12523.2             10701.6
                      12454                      12740.8             10714.8
                      12622                      12930.2             10727.9
                      12636                      12935.9             10754.1
                      12673                      12974.5             10754.1
                      12698                      13014.9             10747.5
                      12836                      13214.2             10773.8
                      12794                      13095.6             10786.9
                      12819                      13088.9             10819.7
                      12832                      13123.9             10898.4
                      12744                      13031.8             10898.4
  06/99               12553                      12789.6             10898.4
                      12635                      12875.5             10931.2
                      12592                      12828               10957.4
                      12641                      12871.2             11009.8
                      12529                      12780.3             11029.5
                      12637                      12920               11036.1
                      12512                      12852.9             11036.1
                      12528                      12800.4             11068.8
                      12626                      12900.9             11134.4
                      12853                      13151.8             11226.2
                      12775                      13085.8             11232.8
                      12767                      13008.1             11245.9
  06/00               13045                      13361.6             11304.9
                      13205                      13546.5             11331.2
                      13426                      13756.8             11331.2
                      13406                      13693               11390.2
                      13483                      13833.3             11409.8
                      13536                      13908.6             11416.4
                      13747                      14235.8             11409.8
                      13910                      14419.3             11482
                      13952                      14443.9             11527.9
                      14005                      14566.4             11554.1
                      13847                      14386.6             11600
                      14013                      14543               11652.5
                      14079                      14629.9             11672.1
                      14245                      14830.3             11639.3
                      14488                      15083.6             11639.3
                      14466                      15062.4             11691.8
                      14609                      15248.7             11652.5
                      14499                      15052.2             11632.8
                      14358                      14893               11586.9
                      14588                      15174.2             11613.1
                      14743                      15390.7             11659
                      14403                      15074               11724.6
                      14684                      15423.4             11790.2
                      14797                      15496.6             11790.2
  06/02               14898                      15689.1             11796.7
                      15064                      15897.7             11809.8
                      15269                      16104.9             11849.2
                      15581                      16489.1             11868.8
                      15221                      16189.6             11888.5
                      15177                      16056.9             11888.5
                      15465                      16408.1             11862.3
                      15355                      16320.3             11914.8
                      15592                      16602               12006.6
                      15588                      16610.5             12078.7
                      15691                      16734.4             12052.5
                      16038                      17213.5             12032.8
  06/03               15925                      17131               12045.9
                      15350                      16412               12059
                      15482                      16552.6             12104.9
                      15901                      17109.9             12144.3
                      15814                      16979.2             12131.2
                      15946                      17162.1             12098.4
                      16079                      17343.1             12085.2
                      16157                      17416.4             12144.3
                      16443                      17722.4             12209.8
                      16368                      17621.7             12288.5
                      15986                      17135               12327.9
                      15912                      17145.4             12400
                      16005                      17202.5             12439.3
                      16182                      17437.9             12419.7
                      16488                      17819.8             12426.2
                      16567                      17914.7             12452.5
                      16689                      18057.2             12518
                      16541                      17852.9             12524.6
                      16720                      18062.6             12478.7
                      16857                      18215.6             12504.9
                      16764                      18100.7             12577
                      16627                      17942.4             12675.4
                      16910                      18289.9             12760.7
                      16975                      18412.9             12747.5
  06/05               17068                      18519.1             12754.1


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS C                                   6/30/05
-------------------------------------------------
1-Year                                     +5.15%
-------------------------------------------------
Since Inception (7/1/03)                   +3.09%
-------------------------------------------------

CLASS C (7/1/03-6/30/05)

                Franklin California
                Intermediate-Term     Lehman Brothers Municipal
   Date        Tax-Free Income Fund      10-Year Bond Index(7)        CPI(7)
---------      ---------------------   ---------------------------   -------
  07/03              10000                     10000                 10000
                      9641                     9580.29               10010.9
                      9719                     9662.35               10049
                      9977                     9987.64               10081.6
                      9918                     9911.35               10070.8
                     10005                     10018.1               10043.5
                     10084                     10123.8               10032.7
                     10128                     10166.6               10081.6
                     10302                     10345.2               10136.1
                     10242                     10286.4               10201.4
                      9998                     10002.3               10234.1
                      9956                     10008.4               10294
  06/04              10000                     10041.7               10326.6
                     10106                     10179.1               10310.3
                     10300                     10402.1               10315.7
                     10345                     10457.4               10337.5
                     10417                     10540.7               10391.9
                     10320                     10421.4               10397.4
                     10426                     10543.8               10359.3
                     10507                     10633.1               10381.1
                     10444                     10566                 10440.9
                     10354                     10473.6               10522.6
                     10525                     10676.5               10593.4
                     10561                     10748.3               10582.5
  06/05              10627                     10810.2               10587.9


                                                              Annual Report | 23

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 6/30/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 6/3/05 for the maximum combined federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal 10-Year Bond Index is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


24 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                     VALUE 12/31/04      VALUE 6/30/05   PERIOD* 12/31/04-6/30/05
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,021.00                $3.36
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.47                $3.36
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,018.10                $6.10
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.74                $6.11
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


26 | Annual Report

FRANKLIN CALIFORNIA LIMITED-TERM
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Limited-Term Tax-Free Income Fund seeks to provide high, current income exempt from federal and California personal income taxes consistent with prudent investment management and the preservation of capital, by investing at least 80% of its total assets in securities that pay interest free from such taxes. The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of five years or less.(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin California Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 6/30/05**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................   74.3%
AA .....................................    7.8%
A ......................................    5.0%
Not Rated by S&P .......................   12.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                                  MOODY'S
AAA or Aaa                                  7.7%
AA or Aa                                    5.2%
------------------------------------------------
 Total                                     12.9%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Limited-Term Tax-Free Income Fund's annual report for the fiscal year ended June 30, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell, bond prices rose for the 12-month reporting period. The Fund's

(1) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 62.


                                                              Annual Report | 27

PORTFOLIO BREAKDOWN

Franklin California Limited-Term
Tax-Free Income Fund
6/30/05

--------------------------------------------------------
                                             % OF TOTAL
                                 LONG-TERM INVESTMENTS*
--------------------------------------------------------
General Obligation                                 28.5%
--------------------------------------------------------
Utilities                                          21.1%
--------------------------------------------------------
Tax-Supported                                      17.1%
--------------------------------------------------------
Subject to Government Appropriations                8.0%
--------------------------------------------------------
Transportation                                      8.0%
--------------------------------------------------------
Higher Education                                    5.9%
--------------------------------------------------------
Hospital & Health Care                              5.7%
--------------------------------------------------------
Other Revenue                                       5.7%
--------------------------------------------------------

*     Does not include short-term investments and other net assets.

DIVIDEND DISTRIBUTIONS(2)

Franklin California Limited-Term
Tax-Free Income Fund - Class A
7/1/04-6/30/05

---------------------------------------------------------
MONTH                                DIVIDEND PER SHARE
---------------------------------------------------------
July                                         1.17 cents
---------------------------------------------------------
August                                       1.17 cents
---------------------------------------------------------
September                                    1.17 cents
---------------------------------------------------------
October                                      1.17 cents
---------------------------------------------------------
November                                     1.17 cents
---------------------------------------------------------
December                                     1.22 cents
---------------------------------------------------------
January                                      1.22 cents
---------------------------------------------------------
February                                     1.22 cents
---------------------------------------------------------
March                                        1.25 cents
---------------------------------------------------------
April                                        1.25 cents
---------------------------------------------------------
May                                          1.30 cents
---------------------------------------------------------
June                                         1.30 cents
---------------------------------------------------------
TOTAL                                       14.61 CENTS
---------------------------------------------------------

Class A share price, as measured by net asset value, increased from $9.91 on June 30, 2004, to $9.94 on June 30, 2005. The Fund's Class A shares paid dividends totaling 14.61 cents per share for the same period.(2) The Performance Summary beginning on page 29 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 1.57%. An investor in the 2005 maximum combined federal and California state personal income tax bracket of 41.05% would need to earn a distribution rate of 2.66% from a taxable investment to match the Fund's Class A tax-free distribution rate.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our investment philosophy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated on the one- to two-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your participation in Franklin California Limited-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

(2). Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


28 | ANNUAL REPORT

PERFORMANCE SUMMARY AS OF 6/30/05

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FCALX)                                           CHANGE       6/30/05            6/30/04
---------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             +$0.03        $ 9.94            $ 9.91
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/04-6/30/05)
---------------------------------------------------------------------------------------------------------------
Dividend Income                                 $0.1461
---------------------------------------------------------------------------------------------------------------

PERFORMANCE(1)

---------------------------------------------------------------------------------------------------------------
CLASS A                                                                          1-YEAR      INCEPTION (9/2/03)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                                       +1.81%            +1.92%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                                                   +1.81%            +1.05%
---------------------------------------------------------------------------------------------------------------
     Distribution Rate(4)                          1.57%
---------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)       2.66%
---------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                  2.11%
---------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                   3.58%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
CLASS A                                 6/30/05
-----------------------------------------------
1-Year                                   +1.81%
-----------------------------------------------
Since Inception (9/2/03)                 +1.05%
-----------------------------------------------

CLASS A (9/2/03-6/30/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin California
                       Limited-Term        Lehman Brothers Municipal
      Date         Tax-Free Income Fund      5-Years Bond Index(7)       CPI(7)
   ----------      --------------------    -------------------------    -------

     3-Sep                10000                     10000               10000
                          10100                     10253.4             10032.5
                          10040                     10186.2             10021.7
                          10050                     10227.4             9994.58
                          10070                     10267.2             9983.75
                          10100                     10315.8             10032.5
                          10170                     10441.8             10086.7
                          10142                     10398.3             10151.7
                          10033                     10189.9             10184.2
                          9974                      10137.5             10243.8
     4-Jun                10006                     10175               10276.3
                          10068                     10269               10260
                          10141                     10449.2             10265.4
                          10133                     10463               10287.1
                          10154                     10520.9             10341.3
                          10116                     10451.8             10346.7
                          10148                     10546.6             10308.8
                          10151                     10544.4             10330.4
                          10122                     10492               10390
                          10104                     10425.4             10471.3
                          10137                     10546.2             10541.7
                          10151                     10576.3             10530.9
     5-Jun                10192                     10625               10536.3

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 1.56%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

(2) Cumulative total return represents the change in value of an investment over the periods indicated.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4) Distribution rate is based on an annualization of the current 1.30 cent per share monthly dividend and the maximum offering price of $9.94 per share on 6/30/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 6/3/05 for the maximum combined federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal 5-Year Bond Index is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


30 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 31

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT        ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                           VALUE 12/31/04          VALUE 6/30/05         PERIOD* 12/31/04-6/30/05
------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                $1,003.80                    $2.48
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                $1,022.32                    $2.51
------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


32 | Annual Report

FRANKLIN CALIFORNIA
TAX-EXEMPT MONEY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Exempt Money Fund seeks to provide high, current income exempt from federal and California personal income taxes consistent with prudent investment management and the preservation of capital and liquidity.(1) The Fund's portfolio invests at least 80% of its total assets in short-term municipal debt securities issued in California. The Fund tries to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OR INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Tax-Exempt Money Fund's annual report for the fiscal year ended June 30, 2005.

PERFORMANCE OVERVIEW

With rising short-term interest rates, money market portfolio yields climbed during the period. Largely as a result, Franklin California Tax-Exempt Money Fund's seven-day effective yield rose from 0.47% at the beginning of the period to 1.79% on June 30, 2005.

INVESTMENT STRATEGY

We invest predominantly in high quality, short-term municipal securities whose interest is free from federal income tax and California state personal income tax. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that a portion of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

(1) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 66.


                                                              Annual Report | 33

PORTFOLIO BREAKDOWN

Franklin California Tax-Exempt Money Fund
6/30/05

-------------------------------------------------
                                      % OF TOTAL
                                     INVESTMENTS
-------------------------------------------------
Variable Rate Notes                        80.03%
-------------------------------------------------
Notes and Bonds                            14.47%
-------------------------------------------------
Tax Exempt Commercial Paper                 4.83%
-------------------------------------------------
Put or Option Tender Bonds                  0.67%
-------------------------------------------------

PERFORMANCE SUMMARY

Franklin California Tax-Exempt Money Fund
Symbol: FCLXX
6/30/05

-------------------------------------------------
Seven-day effective yield(1)                1.79%
-------------------------------------------------
Seven-day annualized yield                  1.78%
-------------------------------------------------
Taxable equivalent yield(2)                 3.02%
-------------------------------------------------

(1)   Seven-day effective yield assumes the compounding of daily dividends.

(2) Taxable equivalent yield assumes the published rates as of 6/3/05 for the maximum combined federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

Annualized and effective yields are for the seven-day period ended 6/30/05. The Fund's average weighted maturity was 42 days. Yield reflects Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

MANAGER'S DISCUSSION

Short-term municipal bond yields increased during the reporting period, reflecting the Federal Reserve Board's eight consecutive increases to the federal funds target rate. The Bond Market Association Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin California Tax-Exempt Money Fund, averaged a rate of 1.86% for the period under review.(2)

The Fund participated in several deals during the period under review including California School Cash Reserve Program notes, Sacramento County tax and revenue anticipation notes, Los Angeles County Metropolitan Transportation Authority commercial paper, and East Bay Municipal Utility District commercial paper.

Thank you for your continued participation in Franklin California Tax-Exempt Money Fund. We look forward to serving your future investment needs.

(2). Source: Thomson Financial. The Bond Market Association Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


34 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT         ENDING ACCOUNT          EXPENSES PAID DURING
                                                  VALUE 12/31/04          VALUE 6/30/05         PERIOD* 12/31/04-6/30/05
------------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000                 $1,007.70                    $2.84
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000                 $1,021.97                    $2.86
------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


36 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                ---------------------------------------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
CLASS A                                                 2005             2004             2003             2002             2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........  $      12.24     $      12.83     $      12.32     $      12.17     $      11.76
                                                ---------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ....................          0.55             0.56             0.57             0.59             0.61

 Net realized and unrealized gains (losses) ..          0.62            (0.59)            0.51             0.15             0.40
                                                ---------------------------------------------------------------------------------
Total from investment operations .............          1.17            (0.03)            1.08             0.74             1.01
                                                ---------------------------------------------------------------------------------
Less distributions from net investment income          (0.56)           (0.56)           (0.57)           (0.59)           (0.60)
                                                ---------------------------------------------------------------------------------
Redemption fees ..............................            --(c)            --               --               --               --
                                                ---------------------------------------------------------------------------------
Net asset value, end of year .................  $      12.85     $      12.24     $      12.83     $      12.32     $      12.17
                                                =================================================================================

Total return(b) ..............................          9.70%           (0.22)%           8.97%            6.15%            8.73%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............  $  1,780,642     $  1,698,669     $  1,912,784     $  1,789,914     $  1,665,581

Ratios to average net assets:

 Expenses ....................................          0.61%            0.61%            0.61%            0.61%            0.61%

 Net investment income .......................          4.38%            4.51%            4.50%            4.74%            5.00%

Portfolio turnover rate ......................          3.87%           12.21%            9.79%           16.99%           10.09%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 37

FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                ---------------------------------------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
CLASS B                                                 2005             2004             2003             2002             2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........  $      12.29     $      12.88     $      12.37     $      12.21     $      11.78
                                                ---------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ....................          0.49             0.50             0.50             0.53             0.54

 Net realized and unrealized gains (losses) ..          0.62            (0.60)            0.51             0.15             0.42
                                                ---------------------------------------------------------------------------------
Total from investment operations .............          1.11            (0.10)            1.01             0.68             0.96
                                                ---------------------------------------------------------------------------------
Less distributions from net investment income          (0.49)           (0.49)           (0.50)           (0.52)           (0.53)
                                                ---------------------------------------------------------------------------------
Redemption fees ..............................            --(c)            --               --               --               --
                                                ---------------------------------------------------------------------------------
Net asset value, end of year .................  $      12.91     $      12.29     $      12.88     $      12.37     $      12.21
                                                =================================================================================

Total return(b) ..............................          9.15%           (0.77)%           8.34%            5.62%            8.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............  $     78,038     $     77,169     $     85,698     $     56,303     $     20,926

Ratios to average net assets:

 Expenses ....................................          1.16%            1.16%            1.16%            1.16%            1.16%

 Net investment income .......................          3.83%            3.96%            3.95%            4.20%            4.42%

Portfolio turnover rate ......................          3.87%           12.21%            9.79%           16.99%           10.09%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


38 | See notes to financial statements. | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                ---------------------------------------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
CLASS C                                                 2005             2004             2003             2002             2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........  $      12.34     $      12.93     $      12.41     $      12.26     $      11.84
                                                ---------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ....................          0.49             0.50             0.50             0.53             0.54

 Net realized and unrealized gains (losses) ..          0.63            (0.60)            0.52             0.14             0.41
                                                ---------------------------------------------------------------------------------
Total from investment operations .............          1.12            (0.10)            1.02             0.67             0.95
                                                ---------------------------------------------------------------------------------
Less distributions from net investment income          (0.49)           (0.49)           (0.50)           (0.52)           (0.53)
                                                ---------------------------------------------------------------------------------
Redemption fees ..............................            --(c)           --                --               --               --
                                                ---------------------------------------------------------------------------------
Net asset value, end of year .................  $      12.97     $      12.34     $      12.93     $      12.41     $      12.26
                                                =================================================================================

Total return(b) ..............................          9.19%           (0.78)%           8.39%            5.51%            8.17%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............  $    129,156     $    120,610     $    136,674     $    108,802     $     79,803

Ratios to average net assets:

 Expenses ....................................          1.16%            1.16%            1.16%            1.16%            1.16%

 Net investment income .......................          3.83%            3.96%            3.95%            4.19%            4.45%

Portfolio turnover rate ......................          3.87%           12.21%            9.79%           16.99%           10.09%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 39

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2005

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 96.5%
    BONDS 87.7%
    CALIFORNIA 87.7%
    ABAG Finance Authority for Nonprofit Corps. COP,
        Lincoln Child Center Inc., California Mortgage Insured, 6.125%, 11/01/24 ...............   $    2,055,000   $    2,240,977
        Lytton Gardens Inc., California Mortgage Insured, 6.00%, 2/15/30 .......................        3,500,000        3,741,780
        Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ..........................        5,000,000        5,303,450
    ABAG Finance Authority for Nonprofit Corps. Revenue,
        Poway Retirement Housing Foundation Housing Inc. Project, Series A,
          California Mortgage Insured, 5.375%, 11/15/25 ........................................        5,145,000        5,470,164
        Sansum-Santa Barbara, Series A, California Mortgage Insured, 5.60%, 4/01/26 ............        2,750,000        2,928,832
    Alameda Power and Telecommunication Electric System Revenue COP, MBIA Insured,
      5.75%, 7/01/30 ...........................................................................        3,305,000        3,684,778
    Alhambra City Elementary School District GO, Series A, FSA Insured, Pre-Refunded,
      5.60%, 9/01/24 ...........................................................................        2,065,000        2,305,924
    Alhambra COP, Police Facilities AD No. 91-1, AMBAC Insured, 6.75%, 9/01/23 .................       10,730,000       10,795,131
    Antelope Valley UHSD, GO, Series A, MBIA Insured, 5.00%, 2/01/27 ...........................        5,000,000        5,331,150
    Arcata Joint Powers Financing Authority Wastewater Revenue, FSA Insured, 5.80%, 12/01/22 ...        1,080,000        1,175,483
    Atascadero CDA Tax Allocation, Redevelopment Project, XLCA Insured, 5.00%, 9/01/34 .........        4,315,000        4,586,716
    Baldwin Park RDA, Tax Allocation, Refunding, FSA Insured, 5.70%, 9/01/25 ...................        4,000,000        4,476,320
    Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 ........................        1,500,000        1,594,290
    Brea Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 ................................        1,000,000        1,108,450
    Brentwood Infrastructure Financing Authority Infrastructure Revenue, Refunding, Series A,
      FSA Insured, 5.00%, 9/02/32 ..............................................................        3,800,000        4,053,118
    Cabrillo Community College District GO, Series C, AMBAC Insured, Pre-Refunded,
      5.375%, 5/01/26 ..........................................................................        5,400,000        6,088,284
    Calexico USD, CFD No. 1 Special Tax, AMBAC Insured, Pre-Refunded, 5.60%, 9/01/17 ...........        2,930,000        3,168,209
    California Community College Financing Authority Lease Revenue, Grossmont, Palomar and
      Shasta, Series A, MBIA Insured, 5.125%, 4/01/31 ..........................................        3,030,000        3,236,676
    California Educational Facilities Authority Revenue,
        Pomona College, Series B, Pre-Refunded, 5.50%, 7/01/29 .................................        4,455,000        4,945,540
        Stanford University, Refunding, Series O, 5.125%, 1/01/31 ..............................       24,705,000       25,915,545
        Stanford University, Series N, 5.25%, 12/01/26 .........................................        6,450,000        6,802,299
        Stanford University, Series N, 5.35%, 6/01/27 ..........................................       21,250,000       22,378,375
        Stanford University, Series N, 5.20%, 12/01/27 .........................................        6,000,000        6,298,020
        Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ...........................          900,000          946,062
        University of Southern California, Refunding, Series C, 5.125%, 10/01/28 ...............        3,845,000        3,997,608
    California Health Facilities Financing Authority Revenue,
        Catholic Healthcare West, Refunding, ACA Insured, 5.00%, 7/01/28 .......................       10,000,000       10,163,000
        Catholic Healthcare West, Refunding, Series A, MBIA Insured, 6.00%, 7/01/17 ............        5,000,000        5,249,800
        Catholic Healthcare West, Series A, 5.00%, 7/01/28 .....................................       15,000,000       15,197,850
        Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25 .....        1,190,000        1,277,346
        Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 .......................................       15,400,000       15,965,334
        Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 ......................................        5,000,000        5,333,800
        Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 ......................................        4,000,000        4,254,320
        Marshall Hospital, Series A, California Mortgage Insured, 5.30%, 11/01/28 ..............        3,325,000        3,456,071
        Northern California Presbyterian, 5.40%, 7/01/28 .......................................        5,000,000        5,089,450
        Orange County Health Facility, Series A, California Mortgage Insured, 6.20%, 11/01/24 ..        3,435,000        3,731,269
        Scripps Memorial Hospital, Series A, MBIA Insured, 6.40%, 10/01/12 .....................        3,500,000        3,532,200
        Senior Living, Aldersly, Series A, California Mortgage Insured, 5.25%, 3/01/32 .........        2,000,000        2,105,340
        Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/19 ..................................        1,700,000        1,794,639


40 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    California Health Facilities Financing Authority Revenue, (cont.)
        Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/38 ..................................   $    4,000,000   $    4,146,640
        The Help Group, California Mortgage Insured, 5.40%, 8/01/22 ............................        5,000,000        5,241,950
        True to Life Children's Services, Series A, California Mortgage Insured, 5.625%, 9/01/25        1,250,000        1,337,000
        UCSF-Stanford Health Care, Series A, FSA Insured, 5.00%, 11/15/28 ......................        9,530,000        9,882,229
    California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
      first lien, Series A, AMBAC Insured, 5.00%, 7/01/33 ......................................        8,460,000        8,985,874
    California PCFA, PCR, Southern California Edison Co., Series C, MBIA Insured,
      5.55%, 9/01/31 ...........................................................................        4,800,000        5,109,264
    California Public School District Financing Authority Lease Revenue, Southern Kern USD,
      Series B, FSA Insured, ETM, 5.90%, 9/01/26 ...............................................        1,615,000        1,969,008
    California State Department of Water Resources Central Valley Project Revenue, Water System,
      Series Q, MBIA Insured,
        5.375%, 12/01/27 .......................................................................          365,000          382,991
        Pre-Refunded, 5.375%, 12/01/27 .........................................................          635,000          669,011
    California State Department of Water Resources Water Revenue, Series W, FSA Insured,
      5.125%, 12/01/29 .........................................................................        5,000,000        5,306,100
    California State GO,
        5.00%, 10/01/27 ........................................................................       30,790,000       32,070,864
        AMBAC Insured, 6.30%, 9/01/06 ..........................................................        9,000,000        9,379,620
        FGIC Insured, 5.375%, 6/01/26 ..........................................................        3,645,000        3,746,331
        FGIC Insured, Pre-Refunded, 5.375%, 6/01/26 ............................................        1,355,000        1,403,021
        FSA Insured, Pre-Refunded, 5.50%, 9/01/29 ..............................................       34,500,000       38,390,910
        MBIA Insured, 6.00%, 8/01/16 ...........................................................          210,000          212,575
        MBIA Insured, 6.00%, 10/01/21 ..........................................................           65,000           65,497
        MBIA Insured, 5.00%, 8/01/29 ...........................................................       20,250,000       21,170,362
        Refunding, 5.125%, 6/01/31 .............................................................       25,000,000       26,478,250
    California State Local Government Finance Authority Revenue, Marin Valley Mobile Country
      Club Park Acquisition, Senior Series A, FSA Insured, 5.80%, 10/01/20 .....................        4,275,000        4,642,992
    California State Public Works Board Lease Revenue, Department of Mental Health Hospital,
      Series A, AMBAC Insured, 5.00%,
        12/01/21 ...............................................................................        4,100,000        4,380,932
        12/01/26 ...............................................................................        5,675,000        5,985,195
    California State University Foundation Revenue, Monterey Bay, MBIA Insured, 5.35%, 6/01/31 .        2,000,000        2,160,260
    California State University of Los Angeles Auxiliary Services Inc. Revenue, MBIA Insured,
      Pre-Refunded, 5.125%, 6/01/33 ............................................................        3,200,000        3,365,152
    California State University Revenue and Colleges Revenue, Systemwide, Series A,
      AMBAC Insured, 5.00%, 11/01/33 ...........................................................       22,000,000       23,197,240
    California Statewide CDA Revenue,
        Brentwood School, Series A, FSA Insured, 5.25%, 10/01/29 ...............................        7,625,000        8,121,921
        Hospital Monterey Peninsula, Series B, FSA Insured, 5.25%, 6/01/23 .....................        2,000,000        2,183,460
        Refunding, California Mortgage Insured, 5.00%, 8/01/21 .................................        2,035,000        2,155,391
    California Statewide CDA Revenue COP, John Muir/Mt. Diablo Health System, MBIA Insured,
      5.125%, 8/15/22 ..........................................................................        5,000,000        5,248,150
    California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
        Series A, FSA Insured, 5.00%, 10/01/32 .................................................        9,320,000        9,822,162
        Series B, FSA Insured, 5.65%, 10/01/26 .................................................        3,420,000        3,777,424
        Series B, FSA Insured, 5.75%, 10/01/29 .................................................        1,465,000        1,610,108


                                                              Annual Report | 41

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    California Statewide CDA,
        COP, California Mortgage Insured, 5.75%, 8/01/21 .......................................   $    9,585,000   $   10,414,773
        COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ..................................       12,250,000       12,697,247
        COP, FSA Insured, 5.50%, 8/15/31 .......................................................        7,000,000        7,628,320
        COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 ...........................................        9,700,000       10,122,435
        COP, MBIA Insured, 5.00%, 4/01/18 ......................................................        3,000,000        3,149,190
        MFR, Silver Ridge Apartments, Mandatory Put 8/01/21, Series H, FNMA Insured,
          5.80%, 8/01/33 .......................................................................        2,785,000        3,001,088
    Cambria Community Services District Water and Wastewater Revenue, Refunding, Series A,
      MBIA Insured, 6.00%, 5/01/15 .............................................................        1,330,000        1,364,726
    Campbell USD, GO, FSA Insured, 5.00%, 8/01/27 ..............................................        7,150,000        7,556,978
    Castaic Lake Water Agency Revenue COP, Series A, MBIA Insured, 5.00%, 8/01/29 ..............        8,000,000        8,410,720
    Chaffey Community College District GO, Series A, FSA Insured, 5.00%, 7/01/27 ...............        5,750,000        6,399,290
    Chico PFAR, Merged Redevelopment Project Area, MBIA Insured, 5.125%, 4/01/24 ...............        2,790,000        3,024,555
    Chino Basin Regional Financing Authority Revenue, Municipal Water District,
      Sewer System Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 ...........................        2,000,000        2,024,940
    Chula Vista Elementary School District GO, Election of 1998, Series F, MBIA Insured,
      5.00%, 8/01/28 ...........................................................................        2,685,000        2,879,045
    Chula Vista PFA Local Agency Revenue, Series 1995-A, FSA Insured, 6.125%, 9/02/14 ..........        3,785,000        3,917,513
    Clovis PFAR, 2001 Corp. Yard Project, AMBAC Insured, 5.00%, 3/01/27 ........................        3,265,000        3,448,036
    Compton USD, GO, Election of 2002, Series B, MBIA Insured, 5.00%, 6/01/29 ..................        2,000,000        2,140,760
    Contra Costa Mosquito Abatement District COP, Public Improvements Project, Refunding,
      FSA Insured, 6.25%, 2/01/06 ..............................................................          290,000          290,731
    Corona-Norco USD, COP, Refunding, FSA Insured, 5.125%,
        4/15/25 ................................................................................        5,355,000        5,623,660
        4/15/29 ................................................................................        2,540,000        2,662,936
    Coronado CDA, Tax Allocation, Community Development Project, MBIA Insured,
      5.375%, 9/01/26 ..........................................................................        2,700,000        2,958,984
    Cucamonga County Water District COP, FGIC Insured, 5.00%, 9/01/29 ..........................        5,070,000        5,350,117
    Culver City USD, GO, MBIA Insured,
        5.125%, 8/01/37 ........................................................................          650,000          679,926
        5.20%, 8/01/38 .........................................................................        3,285,000        3,462,094
    Delano USD, COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 ........................        1,620,000        1,844,775
    East Bay MUD Water System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 .................       14,000,000       14,751,660
    El Dorado County Public Agency Financing Authority Revenue, FGIC Insured, 5.50%,
        2/15/16 ................................................................................        2,250,000        2,335,050
        2/15/21 ................................................................................        3,500,000        3,632,300
    El Monte Water Authority Revenue, Water System Project, AMBAC Insured, 5.60%, 9/01/34 ......        1,800,000        2,009,538
    Escondido Joint Powers Financing Authority Lease Revenue, AMBAC Insured,
      5.125%, 9/01/30 ..........................................................................        3,770,000        3,963,740
    Escondido USD, GO, Series A, FSA Insured, 5.00%, 8/01/26 ...................................       11,665,000       12,362,100
    Eureka USD, GO, FSA Insured, 5.00%, 8/01/25 ................................................        4,145,000        4,425,409
    Fairfield Suisun USD, GO,
        Election of 2002, MBIA Insured, 5.00%, 8/01/25 .........................................        4,185,000        4,497,285
        MBIA Insured, 5.00%, 8/01/27 ...........................................................       12,000,000       12,794,760
    Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
      MBIA Insured, 5.00%, 3/01/33 .............................................................        5,000,000        5,289,400
    Folsom COP, Central Business District Fire Station, MBIA Insured, 5.125%, 10/01/26 .........        2,030,000        2,184,199


42 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Refunding, Series A,
      MBIA Insured, 5.00%, 1/01/35 .............................................................   $   66,735,000   $   68,951,937
    Fremont UHSD, Santa Clara County GO, Series C, FSA Insured, Pre-Refunded, 5.00%,
      9/01/26 ..................................................................................       10,000,000       11,162,600
    Fresno USD, GO, Refunding,
        Series B, MBIA Insured, 5.00%, 2/01/21 .................................................        2,860,000        3,203,114
        Series C, MBIA Insured, 5.90%, 2/01/20 .................................................        2,065,000        2,520,663
        Series C, MBIA Insured, 5.90%, 8/01/22 .................................................        3,000,000        3,691,680
    Fullerton University Foundation Auxiliary Organization Revenue, Series A, MBIA Insured, 5.75%,
        7/01/25 ................................................................................        1,250,000        1,402,800
        7/01/30 ................................................................................        1,000,000        1,117,350
    Glendale USD, GO, Series C, FSA Insured, 5.50%, 9/01/24 ....................................        2,750,000        3,018,125
    Glendora PFAR, Tax Allocation, Project No. 1, Series A, MBIA Insured, 5.00%, 9/01/24 .......        5,000,000        5,344,650
    Grant Joint UHSD, GO, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 ............................        5,235,000        5,879,271
    Grossmont UHSD, COP, FSA Insured, Pre-Refunded, 5.75%, 9/01/26 .............................        2,250,000        2,496,600
    Hemet USD, COP, Nutrition Center Project, FSA Insured, 5.875%, 4/01/27 .....................        1,250,000        1,337,787
    Hercules COP, Capital Improvement Projects, Refunding, AMBAC Insured, 6.00%, 6/01/15 .......          125,000          126,121
    Hollister RDA, Tax Allocation, Community Development Project, Refunding, AMBAC Insured,
      5.125%, 10/01/32 .........................................................................       19,815,000       21,350,464
    Huntington Beach City School District COP, MBIA Insured, 5.25%, 7/01/29 ....................        1,795,000        1,945,690
    Jefferson San Mateo County UHSD, GO, Refunding, Series A, MBIA Insured, 6.45%,
        8/01/25 ................................................................................        3,045,000        3,996,958
        8/01/29 ................................................................................        3,075,000        4,097,653
    Jurupa Community Services District Special Tax, CFD No. 2, Series A, AMBAC Insured,
      5.00%, 9/01/32 ...........................................................................        7,000,000        7,351,330
    Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 ..............................................        1,600,000        1,784,384
    Kern Community College District COP, Refunding, MBIA Insured, 5.00%, 1/01/25 ...............        7,800,000        8,180,172
    Kern County High School District GO, FSA Insured, ETM, 6.625%,
        8/01/14 ................................................................................        1,535,000        1,923,969
        8/01/15 ................................................................................        1,400,000        1,776,740
    Lancaster Financing Authority Tax Allocation Revenue, Subordinated, Redevelopment
      Projects No. 5 and 6, Series B, FGIC Insured, 5.00%, 2/01/35 .............................        5,775,000        6,134,320
    Lodi COP, Wastewater Treatment Project, Refunding, AMBAC Insured, 6.70%, 8/01/26 ...........        8,800,000        9,342,344
    Lodi Electric System Revenue COP, Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/15/32 .....        4,000,000        4,396,360
    Lodi USD, GO, MBIA Insured, 5.00%, 8/01/23 .................................................        2,150,000        2,290,072
    Long Beach Bond Finance Authority Lease Revenue,
        Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/19 ...............        4,000,000        4,303,400
        Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/26 ...............       11,000,000       11,677,050
        Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.25%, 11/01/30 ...............        2,000,000        2,158,500
        Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/26 ......................        6,780,000        7,153,307
        Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/31 ......................       10,500,000       11,044,320
    Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach
      Redevelopment Projects, Series A, AMBAC Insured, 5.00%,
        8/01/25 ................................................................................       13,550,000       14,282,919
        8/01/31 ................................................................................       12,000,000       12,604,080
    Long Beach University School District GO, Election of 1999, Series C, MBIA Insured,
      5.125%, 8/01/31 ..........................................................................       13,870,000       14,838,126


                                                              Annual Report | 43

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Los Angeles Community College District GO,
        Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ...................................   $    4,000,000   $    4,415,120
        Series B, FSA Insured, 5.00%, 8/01/27 ..................................................        4,000,000        4,264,920
    Los Angeles COP,
        Municipal Improvement Corp. of Los Angeles AW, AMBAC Insured, 5.00%, 6/01/27 ...........        5,895,000        6,258,014
        Real Property Program, MBIA Insured, 5.00%, 2/01/27 ....................................        9,890,000       10,409,423
    Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured, 5.25%,
        11/01/27 ...............................................................................        2,500,000        2,669,250
        11/01/33 ...............................................................................        2,500,000        2,695,450
    Los Angeles County MTA Sales Tax Revenue, Proposition A, First Tier, Refunding,
      Senior Series A, MBIA Insured, 5.25%, 7/01/27 ............................................       27,870,000       29,014,342
    Los Angeles Harbor Department Revenue, Series B, MBIA Insured, 6.20%, 8/01/25 ..............        2,500,000        2,608,000
    Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%, 7/01/22 ............          810,000          817,614
    Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 .............       10,000,000       10,657,500
    Los Angeles Water and Power Revenue, Power System, Refunding, Series A, MBIA Insured,
      5.00%, 7/01/24 ...........................................................................       12,000,000       12,682,560
    Lynwood PFA Tax Allocation, Project Area A, Series A, FSA Insured, 5.85%, 9/01/18 ..........        1,765,000        1,995,509
    Lynwood PFA Water Revenue, Water System Improvement Project, MBIA Insured,
        5.85%, 6/01/22 .........................................................................          665,000          735,025
        5.90%, 6/01/29 .........................................................................        3,105,000        3,423,169
    Marin Municipal Water District COP, Financing Project, AMBAC Insured, 5.00%, 7/01/29 .......        1,200,000        1,280,496
    Mendocino County COP, Public Facilities Corp., MBIA Insured, 5.25%, 6/01/30 ................        2,680,000        2,919,485
    Menlo Park CDA, Tax Allocation, Las Pulgas Community Development Project, Refunding,
      AMBAC Insured, 5.375%, 6/01/22 ...........................................................       10,000,000       10,416,300
    Metropolitan Water District Southern California Waterworks Revenue,
        Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/30 ...................................        6,525,000        6,951,017
        Series C, MBIA Insured, Pre-Refunded, 5.00%, 7/01/27 ...................................        2,500,000        2,588,025
    Millbrae COP, Police Department Expansion, AMBAC Insured, 5.875%, 3/01/24 ..................        1,025,000        1,140,794
    Modesto Irrigation District COP, Capital Improvements, Series A, FSA Insured, 5.00%,
        7/01/26 ................................................................................        5,000,000        5,262,700
        7/01/31 ................................................................................        8,285,000        8,672,241
    Modesto Wastewater Treatment Facility Revenue, MBIA Insured, Pre-Refunded,
      5.75%, 11/01/22 ..........................................................................       14,375,000       15,522,700
    Montebello Community RDA, Tax Allocation,
        Montebello Hills Redevelopment Project, Refunding, MBIA Insured, 5.60%, 3/01/19 ........        2,460,000        2,519,458
        Housing, Series A, FSA Insured, 5.45%, 9/01/19 .........................................        1,100,000        1,182,852
    Montebello COP, Capital Improvement Project, Refunding, FSA Insured, 5.375%, 11/01/26 ......        8,715,000        9,548,067
    Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, 5.00%, 8/01/26 .............        4,000,000        4,295,360
    Morgan Hill USD, GO, FGIC Insured, 5.50%, 8/01/25 ..........................................        3,840,000        4,224,154
    Mount Diablo USD,
        CFD No. 1 Special Tax, FSA Insured, 6.00%, 8/01/24 .....................................        1,000,000        1,022,200
        CFD No. 1 Special Tax, Refunding, AMBAC Insured, 5.75%, 8/01/15 ........................        1,000,000        1,041,420
        CFD No. 1 Special Tax, Refunding, AMBAC Insured, 5.75%, 8/01/16 ........................        2,270,000        2,364,023
        CFD No. 1 Special Tax, Refunding, AMBAC Insured, 5.375%, 8/01/19 .......................        7,290,000        7,559,366
        GO, Election of 2002, FGIC Insured, 5.00%, 7/01/25 .....................................        6,025,000        6,429,157
    Murrieta Valley USD, COP, MBIA Insured, 5.00%, 8/01/27 .....................................        2,380,000        2,537,627
    Natomas USD, GO, FSA Insured, 5.00%, 9/01/26 ...............................................        2,535,000        2,715,213


44 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Nevada Irrigation District Revenue COP, Cascade Bench Flume Project, MBIA Insured,
      5.50%, 1/01/17 ...........................................................................   $    4,600,000   $    4,865,742
    Nevada Joint UHSD, GO, Series A, FSA Insured, 5.00%, 8/01/26 ...............................        1,295,000        1,372,389
    Norco RDA, Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured,
      5.625%, 3/01/30 ..........................................................................        1,000,000        1,106,570
    North City West School Facilities Financing Authority Special Tax, Refunding, Series B,
      FSA Insured,
        5.75%, 9/01/15 .........................................................................        1,260,000        1,327,410
        6.00%, 9/01/19 .........................................................................        2,500,000        2,640,800
    Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded,
      7.50%, 7/01/23 ...........................................................................        3,200,000        4,471,296
(a) Oak Valley Hospital District GO, Election of 2004, FGIC Insured, 5.00%,
        7/01/29 ................................................................................        2,065,000        2,216,034
        7/01/30 ................................................................................        2,230,000        2,391,207
        7/01/31 ................................................................................        2,405,000        2,574,793
        7/01/32 ................................................................................        2,590,000        2,772,854
        7/01/33 ................................................................................        2,785,000        2,981,621
        7/01/35 ................................................................................        6,210,000        6,648,426
    Oakland Revenue, 1800 Harrison Foundation, Series A, AMBAC Insured, Pre-Refunded,
      6.00%, 1/01/29 ...........................................................................       10,000,000       11,268,300
    Oceanside COP,
        AMBAC Insured, 5.20%, 4/01/23 ..........................................................        2,500,000        2,696,050
        Oceanside Civic Center Project, Refunding, MBIA Insured, Pre-Refunded, 5.75%, 8/01/15 ..        1,000,000        1,022,280
    Orange County Sanitation Districts COP, FGIC Insured, 5.00%, 2/01/33 .......................        8,000,000        8,473,280
    Oroville PFA, Tax Allocation Revenue, Oroville Redevelopment Project No. 1, AMBAC Insured,
      Pre-Refunded,
        5.90%, 9/15/21 .........................................................................        1,245,000        1,278,117
        6.10%, 9/15/23 .........................................................................        2,860,000        2,937,163
    Oxnard UHSD, GO, Series B, FSA Insured, ETM, 5.875%, 8/01/27 ...............................        3,615,000        3,694,169
    Palm Springs Financing Authority Lease Revenue, Convention Center Project, Refunding,
      Series A, MBIA Insured, 5.00%, 11/01/25 ..................................................        2,295,000        2,431,851
    Paramount USD, COP, Master Lease Program, FSA Insured, Pre-Refunded, 6.30%, 9/01/26 ........        4,750,000        4,872,835
    Parlier USD, GO, Series B, AMBAC Insured, 6.00%, 6/01/16 ...................................        1,130,000        1,186,421
    Pasadena Area Community College District GO, Election of 2002, Series A, FGIC Insured,
      5.00%, 6/01/28 ...........................................................................        4,000,000        4,257,440
    Pasadena USD, GO, Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/24 .....................        1,000,000        1,100,750
    Peralta Community College District GO, Election of 2000, Series B, MBIA Insured,
      5.25%, 8/01/32 ...........................................................................        8,450,000        9,116,959
    Perris CFD, Special Tax, No. 93-1, Series A, AMBAC Insured, 5.125%, 8/15/23 ................        4,000,000        4,325,880
    Placer County COP, Administrative and Emergency Services, MBIA Insured, 5.65%, 6/01/24 .....        4,000,000        4,279,360
    Placer County Water Agency Water Revenue COP, FSA Insured, 5.90%, 7/01/25 ..................        2,350,000        2,397,000
    Plumas County COP, Capital Improvement Program, Series A, AMBAC Insured, 5.00%, 6/01/33 ....        3,280,000        3,490,642
    Porterville COP, Sewer System Refining Project, Refunding, AMBAC Insured, 5.25%, 10/01/23 ..        3,000,000        3,174,690
    Poway RDA, Tax Allocation,
        Paguay Redevelopment Project, AMBAC Insured, 5.00%, 12/15/25 ...........................        9,195,000        9,714,885
        Refunding, MBIA Insured, 5.75%, 6/15/33 ................................................       11,475,000       12,891,359


                                                              Annual Report | 45

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Rancho Cucamonga RDA, Tax Allocation, Rancho Redevelopment Project,
        Refunding, FSA Insured, 5.25%, 9/01/20 .................................................   $    2,500,000   $    2,698,325
        Housing Set Aside, MBIA Insured, 5.25%, 9/01/26 ........................................        2,000,000        2,091,060
    Redding Joint Powers Financing Authority Lease Revenue, Civic Center Project, Series A,
      MBIA Insured,
        5.75%, 3/01/19 .........................................................................        3,090,000        3,277,501
        5.25%, 3/01/26 .........................................................................           75,000           78,949
    Redwood City School District GO, FGIC Insured, 5.00%, 7/15/27 ..............................        3,000,000        3,176,460
    Ripon RDA, Tax Allocation, Community Redevelopment Project, MBIA Insured,
      5.85%, 11/01/30 ..........................................................................        3,975,000        4,498,985
    Riverside County COP, Historic Courthouse, MBIA Insured, Pre-Refunded, 5.875%, 11/01/27 ....        3,000,000        3,266,880
    Rowland USD, GO, Series A, FSA Insured, Pre-Refunded, 5.25%, 9/01/25 .......................        5,685,000        6,357,365
    Sacramento Area Flood Control Agency Special Assessment,
        Capital AD No. 2, FGIC Insured, Pre-Refunded, 5.80%, 11/01/16 ..........................        1,000,000        1,061,610
        Operation and Maintenance, FGIC Insured, 5.80%, 11/01/16 ...............................        1,475,000        1,561,892
        Operation and Maintenance, FGIC Insured, 5.90%, 11/01/25 ...............................        2,690,000        2,850,109
    Sacramento City Financing Authority Revenue,
        Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/26 ..........................        8,395,000        8,823,145
        Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/32 ..........................       21,500,000       22,527,485
        City Hall and Redevelopment Projects, Series A, FSA Insured, 5.00%, 12/01/28 ...........       10,000,000       10,608,600
    Sacramento County Airport System Revenue, Series A, MBIA Insured, 6.00%, 7/01/17 ...........        5,920,000        6,174,856
    Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
      County Sanitation, Series A, AMBAC Insured, 5.00%, 12/01/35 ..............................       10,000,000       10,720,200
    Salida Area Public Facilities Financing Agency, CFD, No. 1988-1 Special Tax, FSA Insured,
      5.75%, 9/01/30 ...........................................................................        3,435,000        3,849,227
    Salida USD, COP, Financing Project, AMBAC Insured, 5.375%, 5/01/26 .........................        1,645,000        1,658,802
    San Bernardino County COP, 1997 Public Improvement Financing Project, MBIA Insured,
      5.25%, 10/01/25 ..........................................................................        7,000,000        7,464,100
    San Buenaventura Public Facilities Financing Authority Lease Revenue, Refunding,
      FSA Insured, 5.75%, 6/01/14 ..............................................................        2,250,000        2,322,180
    San Carlos School District GO, MBIA Insured, Pre-Refunded, 5.50%, 10/01/24 .................        2,110,000        2,366,260
    San Diego Public Facilities Financing Authority Sewer Revenue, Series B, FGIC Insured,
      5.25%, 5/15/27 ...........................................................................        2,950,000        3,095,258
    San Francisco BART, District Sales Tax Revenue, FGIC Insured, 5.50%,
        7/01/26 ................................................................................        6,500,000        7,125,365
        7/01/34 ................................................................................       12,000,000       13,154,520
        Refunding, AMBAC Insured, 5.00%, 7/01/28 ...............................................        8,000,000        8,307,840
    San Francisco City and County Airport Commission International Airport Revenue, Refunding,
      Second Series 28A, MBIA Insured, 5.125%,
        5/01/24 ................................................................................        9,745,000       10,274,154
        5/01/27 ................................................................................       16,575,000       17,344,909
    San Francisco City and County Public Utilities Commission Water Revenue, Refunding,
      Series A, FSA Insured, 5.00%, 11/01/31 ...................................................        3,885,000        4,073,306
    San Francisco Community College District GO, Series A, FGIC Insured, 5.00%, 6/15/26 ........        6,000,000        6,371,640
    San Francisco State University Foundation Inc. Auxiliary Organization Housing Revenue,
      MBIA Insured, 5.00%, 9/01/31 .............................................................       13,415,000       14,139,276
    San Gabriel USD, COP, Facilities Development Program, Series A, FSA Insured, Pre-Refunded,
      6.00%, 9/01/15 ...........................................................................        1,000,000        1,025,410


46 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
        Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 .....................................   $   18,075,000   $   18,930,490
        Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ......................................       11,860,000       12,476,008
        senior lien, MBIA Insured, 5.00%, 1/01/33 ..............................................       10,035,000       10,173,985
    San Jose Financing Authority Lease Revenue, Civic Center Project, Series B, AMBAC Insured,
      5.00%, 6/01/27 ...........................................................................       10,000,000       10,517,500
    San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33 ...........        3,500,000        3,690,225
    San Juan USD, GO, Election of 1998, Series A, MBIA Insured, 5.00%, 8/01/28 .................        5,115,000        5,450,135
    San Leandro COP, Library and Fire Stations Financing, AMBAC Insured, 5.75%, 11/01/29 .......        5,000,000        5,554,500
    San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3,
      Series A, MBIA Insured,
        5.75%, 10/01/29 ........................................................................        5,340,000        6,054,065
        5.80%, 10/01/30 ........................................................................        7,800,000        8,773,128
    San Mateo GO, Library Improvement Project, Series A, AMBAC Insured, 5.25%, 8/01/30 .........        5,790,000        6,354,293
    Santa Clara COP, Refunding, AMBAC Insured, 5.00%, 2/01/27 ..................................        5,555,000        5,884,800
    Santa Clara County Financing Authority Lease Revenue, Refunding, Series A, AMBAC Insured,
      5.00%, 11/15/22 ..........................................................................        3,950,000        4,152,872
    Santa Fe Springs PFA Water Revenue, Series A, MBIA Insured, Pre-Refunded, 5.90%,
        5/01/21 ................................................................................          900,000          942,417
        5/01/26 ................................................................................        1,190,000        1,246,085
    Santa Monica Community College District GO, Series B, AMBAC Insured, 5.75%, 7/01/20 ........        1,495,000        1,546,234
    Santa Monica PFA Lease Revenue, Civic Center Parking Project, XLCA Insured, 5.00%, 7/01/33 .       11,050,000       11,722,945
    Santa Rosa Wastewater Revenue, Series B, FGIC Insured, 5.125%, 9/01/31 .....................        4,000,000        4,271,840
    Santa Rosa Wastewater Service Facilities District Revenue, Refunding and Improvement,
      AMBAC Insured, 6.00%, 7/02/15 ............................................................        2,000,000        2,403,460
    Sonoma CDA, Tax Allocation, Redevelopment Project, MBIA Insured, 5.70%, 12/01/30 ...........        3,455,000        3,829,349
    Sonoma Valley USD, GO, FSA Insured, 6.00%, 7/15/21 .........................................        2,400,000        2,503,608
    South Gate COP, Series A, AMBAC Insured, 5.00%, 9/01/24 ....................................        3,155,000        3,357,330
    South San Francisco COP, 5.00%, 4/01/29 ....................................................        2,000,000        2,063,380
    Southern Mono Health Care District GO, Series A, MBIA Insured, 5.00%, 8/01/24 ..............        3,005,000        3,178,899
    Southern Public Power Authority Power Projects Revenue, Series A, AMBAC Insured,
      5.00%, 7/01/33 ...........................................................................       29,000,000       30,802,640
    Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 ......................        2,000,000        2,218,680
    Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series B,
      FSA Insured, 5.90%, 7/01/12 ..............................................................        2,770,000        2,968,166
    Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured,
      5.00%, 9/01/23 ...........................................................................        6,500,000        6,939,205
    Susanville PFAR, MBIA Insured, 5.70%, 6/01/30 ..............................................        3,000,000        3,344,040
    Tahoe-Truckee Joint USD, GO,
        Series B, FGIC Insured, Pre-Refunded, 5.95%, 9/01/20 ...................................        3,620,000        3,830,394
        ID No. 2, Series A, FGIC Insured, Pre-Refunded, 5.75%, 8/01/20 .........................        4,340,000        4,862,493
    Thousand Oaks RDA, Tax Allocation, Thousand Oaks Boulevard Redevelopment, Refunding,
      MBIA Insured, 5.375%, 12/01/25 ...........................................................        2,390,000        2,461,150
    Tri-City Hospital District Revenue,
        MBIA Insured, 6.00%, 2/01/22 ...........................................................        2,350,000        2,355,852
        Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 .....................................        2,750,000        2,850,183
    Truckee PFA, Lease Revenue, Series A, AMBAC Insured, 6.00%, 11/01/30 .......................        1,990,000        2,183,289


                                                              Annual Report | 47

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Turlock Auxiliary Organization Revenue COP, California State University, Stanislaus
      Foundation, MBIA Insured, 5.875%, 6/01/22 ................................................   $    2,000,000   $    2,094,880
    Turlock PFA, Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 ...................................        6,855,000        7,528,572
    Union City CRDA Tax Allocation Revenue, Community Redevelopment Project, AMBAC Insured,
      5.75%, 10/01/32 ..........................................................................       14,100,000       15,797,217
    University of California Revenues, Multi Purpose Projects,
        Series H, FGIC Insured, 5.50%, 9/01/28 .................................................        2,500,000        2,656,475
        Series K, 5.00%, 9/01/23 ...............................................................        3,160,000        3,286,179
        Series M, FGIC Insured, 5.125%, 9/01/30 ................................................        8,720,000        9,247,996
    Vacaville PFA, Tax Allocation Revenue, Vacaville Redevelopment Projects, FSA Insured,
      5.00%, 9/01/31 ...........................................................................        5,095,000        5,322,135
    Vallejo Revenue, Water Improvement Project, Refunding, Series A, FSA Insured,
      5.875%, 5/01/26 ..........................................................................       12,500,000       13,061,375
    Vista USD, GO, Series A, FSA Insured, 5.25%, 8/01/25 .......................................        5,000,000        5,426,250
    Washington Township Health Care District Revenue,
        5.00%, 7/01/18 .........................................................................        2,000,000        2,078,080
        5.125%, 7/01/23 ........................................................................          450,000          465,588
    Washington USD, GO, Yolo County Election of 1999, Series A, FGIC Insured, 5.375%,
      8/01/25 ..................................................................................        2,045,000        2,238,989
    Waugh School District Special Tax GO, Corona/Ely CFD No.1, AMBAC Insured, 5.80%,
      9/01/26 ..................................................................................        5,640,000        5,778,462
    West Basin Municipal Water District Revenue COP,
        1992 Project, Refunding, Series A, AMBAC Insured, 5.50%, 8/01/17 .......................        3,370,000        3,581,333
        Refunding, Series A, MBIA Insured, 5.00%, 8/01/24 ......................................        2,500,000        2,670,900
        Refunding, Series A, MBIA Insured, 5.00%, 8/01/30 ......................................        5,745,000        6,092,975
    Westlands Water District Revenue COP,
        MBIA Insured, 5.00%, 9/01/29 ...........................................................       11,775,000       12,460,658
        Series A, MBIA Insured, 5.00%, 9/01/35 .................................................        1,460,000        1,554,214
    William S. Hart Joint School Financing Authority Special Tax Revenue, Community Facilities,
      FSA Insured, Pre-Refunded, 6.60%, 9/01/18 ................................................        1,285,000        1,318,821
    Woodland Finance Authority Lease Revenue, Capital Projects, Refunding, XLCA Insured,
      5.00%, 3/01/32 ...........................................................................        6,340,000        6,749,120
    Yucaipa-Sweetwater School Facilities Financing Authority Special Tax Revenue, Sweetwater,
      Series A, MBIA Insured, 5.70%, 9/01/19 ...................................................        4,000,000        4,097,280
                                                                                                                    --------------
    TOTAL BONDS (COST $1,595,429,820) ..........................................................                     1,743,068,552
                                                                                                                    --------------

    ZERO COUPON/STEP-UP BONDS 8.8%
    CALIFORNIA 8.8%
    Acalanes UHSD, GO, Capital Appreciation, Election of 2002, Series A, FGIC Insured,
      8/01/25 ..................................................................................        9,045,000        3,115,369
    Alameda Corridor Transportation Authority Revenue, AMBAC Insured, zero cpn. to 10/01/12,
        5.25% thereafter, 10/01/21 .............................................................       64,660,000       48,305,546
        5.45% thereafter, 10/01/25 .............................................................       25,000,000       18,327,500
    Alhambra City Elementary School District GO, Capital Appreciation, Election of 1999,
      Series B, FGIC Insured, 9/01/27 ..........................................................        3,035,000        1,075,118
    California HFAR, Home Mortgage, Series N, AMBAC Insured, 8/01/31 ...........................          860,000          657,986


48 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON/STEP-UP BONDS (CONT.)
    CALIFORNIA (CONT.)
    Corona-Norco USD, GO,
        Series B, FSA Insured, 9/01/23 .........................................................   $    2,320,000   $    1,019,733
        Series B, FSA Insured, 9/01/24 .........................................................        2,620,000        1,092,409
        Series B, FSA Insured, 3/01/25 .........................................................        1,400,000          566,188
        Series C, FGIC Insured, 9/01/25 ........................................................        4,655,000        1,839,703
        Series C, FGIC Insured, 9/01/26 ........................................................        6,080,000        2,275,805
    Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
      MBIA Insured,
        1/15/17 ................................................................................       20,000,000       11,508,400
        1/15/18 ................................................................................       25,000,000       13,532,000
        1/15/19 ................................................................................        5,970,000        3,030,790
    Fullerton School District GO, Capital Appreciation, Series A, FGIC Insured, 8/01/23 ........        3,030,000        1,336,836
    Grossmont UHSD, GO, Capital Appreciation, Election of 2004, FSA Insured, 8/01/24 ...........        5,110,000        2,138,739
    Lancaster School District GO, Capital Appreciation, Election of 1999, MBIA Insured,
        8/01/25 ................................................................................        5,495,000        2,180,031
        7/01/26 ................................................................................        5,965,000        2,250,117
    Newark USD, GO, Capital Appreciation,
        Series B, FGIC Insured, 8/01/24 ........................................................        9,905,000        3,596,109
        Series C, FSA Insured, 8/01/22 .........................................................        2,165,000          943,702
        Series C, FSA Insured, 8/01/23 .........................................................        2,465,000        1,007,372
        Series C, FSA Insured, 8/01/24 .........................................................        2,560,000          986,163
        Series C, FSA Insured, 8/01/25 .........................................................        2,705,000          982,185
    Patterson Joint USD, GO, Series A, FGIC Insured,
        8/01/22 ................................................................................        1,900,000          885,951
        8/01/23 ................................................................................        1,985,000          875,782
        8/01/24 ................................................................................        2,075,000          868,471
        8/01/25 ................................................................................        2,170,000          860,904
        8/01/26 ................................................................................        2,265,000          851,096
    San Bernardino County SFMR, Series A, GNMA Secured, ETM, 5/01/22 ...........................       28,405,000       12,043,152
    San Gabriel USD, GO, Capital Appreciation Bonds, Series A, FSA Insured,
        8/01/26 ................................................................................        3,530,000        1,326,433
        2/01/27 ................................................................................        1,850,000          673,493
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
      Refunding, Series A, MBIA Insured, 1/15/26 ...............................................       13,155,000        5,069,674
    San Marino USD, GO, Series A, MBIA Insured, 7/01/25 ........................................        6,080,000        2,421,360
    Santa Ana USD, COP, Capital Appreciation Financing Project, FSA Insured, 4/01/24 ...........       14,245,000        6,053,555
    Southern Kern USD, COP, Convertible Capital Appreciation Building Program, Series B,
      FSA Insured, zero cpn. to 3/01/06, 5.625% thereafter, 9/01/26 ............................        2,250,000        2,262,668
    Southern Mono Health Care District Revenue, Capital Appreciation Bonds, Series A,
      MBIA Insured,
        8/01/28 ................................................................................        2,340,000          769,415
        8/01/29 ................................................................................        2,440,000          759,157
        8/01/30 ................................................................................        2,550,000          752,123
        8/01/31 ................................................................................        2,660,000          745,385
    Union Elementary School District GO, Capital Appreciation,
        Series A, FGIC Insured, 9/01/24 ........................................................        2,000,000          833,900
        Series B, FGIC Insured, 9/01/25 ........................................................        5,500,000        2,173,655
        Series B, FGIC Insured, 9/01/26 ........................................................        5,850,000        2,189,714


                                                              Annual Report | 49

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON/STEP-UP BONDS (CONT.)
    CALIFORNIA (CONT.)
    Vista USD, GO, Capital Appreciation, Series A, FSA Insured,
        8/01/26 ................................................................................   $    7,150,000   $    2,686,684
        2/01/27 ................................................................................        4,795,000        1,745,620
    Western Placer USD Financing Corp. COP, Convertible Capital Appreciation, zero cpn. to
      11/01/05, 5.55% thereafter, 11/01/30 .....................................................        6,930,000        6,914,685
                                                                                                                    --------------
    TOTAL ZERO COUPON/STEP-UP BONDS (COST $153,685,174) ........................................                       175,530,678
                                                                                                                    --------------
    TOTAL LONG TERM INVESTMENTS (COST $1,749,114,994) ..........................................                     1,918,599,230
                                                                                                                    --------------

    SHORT TERM INVESTMENTS 3.2%
    BONDS 3.2%
    CALIFORNIA 3.2%
(b) California State Department of Water Resources Power Supply Revenue,
        Series B-5, Daily VRDN and Put, 2.30%, 5/01/22 .........................................        5,000,000        5,000,000
        Series B-6, Daily VRDN and Put, 2.20%, 5/01/22 .........................................        7,400,000        7,400,000
        Series C-7, FSA Insured, Weekly VRDN and Put, 2.22%, 5/01/22 ...........................        2,300,000        2,300,000
(b) California State Economic Recovery GO, Series C-6, Daily VRDN and Put, 2.15%, 7/01/23 ......        5,600,000        5,600,000
(b) California State Economic Recovery Revenue, Series C-3, Daily VRDN and Put,
      2.30%, 7/01/23 ...........................................................................        2,800,000        2,800,000
(b) California State GO,
        Kindergarten University, Series B-3, Daily VRDN and Put, 2.20%, 5/01/34 ................       11,500,000       11,500,000
        Series A-2, Daily VRDN and Put, 2.15%, 5/01/33 .........................................        2,800,000        2,800,000
(b) Infrastructure and Economic Development Bank Insured Revenue, Rand Corp., Series B,
      AMBAC Insured, Daily VRDN and Put, 2.15%, 4/01/42 ........................................        6,850,000        6,850,000
(b) Irvine Ranch Water District Revenue, Nos. 140 240 105 and 250, Daily VRDN and Put,
      2.20%, 4/01/33 ...........................................................................        1,200,000        1,200,000
(b) Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2,
      Daily VRDN and Put, 2.20%, 7/01/35 .......................................................        1,800,000        1,800,000
(b) Metropolitan Water District Southern California Waterworks Revenue, Refunding,
        Series B-1, Daily VRDN and Put, 2.20%, 7/01/35 .........................................        1,900,000        1,900,000
        Series B-3, Daily VRDN and Put, 1.70%, 7/01/35 .........................................       11,400,000       11,400,000
(b) Newport Beach Revenue, Hoag Memorial Presbyterian Hospital,
        Series B, Weekly VRDN and Put, 2.23%, 10/01/26 .........................................        1,300,000        1,300,000
        Series C, Daily VRDN and Put, 2.23%, 10/01/26 ..........................................        1,300,000        1,300,000
                                                                                                                    --------------
    TOTAL SHORT TERM INVESTMENTS (COST $63,150,000) ............................................                        63,150,000
                                                                                                                    --------------
    TOTAL INVESTMENTS (COST $1,812,264,994) 99.7% ..............................................                     1,981,749,230
    OTHER ASSETS, LESS LIABILITIES 0.3% ........................................................                         6,086,469
                                                                                                                    --------------
    NET ASSETS 100.0% ..........................................................................                    $1,987,835,699
                                                                                                                    ==============

See Selected Portfolio Abbreviations on page 70.

(a) See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


50 | See notes to financial statements. | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                     ----------------------------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
CLASS A                                                     2005            2004            2003            2002            2001
                                                     ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     11.36     $     11.74     $     11.41     $     11.25     $     10.92
                                                     ----------------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) .......................          0.43            0.44            0.44            0.47            0.51

  Net realized and unrealized gains (losses) .....          0.32           (0.38)           0.34            0.17            0.34
                                                     ----------------------------------------------------------------------------
Total from investment operations .................          0.75            0.06            0.78            0.64            0.85
                                                     ----------------------------------------------------------------------------
Less distributions from net investment income ....         (0.43)          (0.44)          (0.45)          (0.48)          (0.52)
                                                     ----------------------------------------------------------------------------
Redemption fees ..................................            --(c)           --              --              --              --
                                                     ----------------------------------------------------------------------------
Net asset value, end of year .....................   $     11.68     $     11.36     $     11.74     $     11.41     $     11.25
                                                     ============================================================================

Total return(b) ..................................          6.67%           0.50%           6.92%           5.80%           7.86%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   453,335     $   384,196     $   414,558     $   324,061     $   224,156

Ratios to average net assets:

  Expenses .......................................          0.67%           0.67%           0.68%           0.70%           0.72%

  Expenses net of waiver and payments by affiliate          0.67%           0.67%           0.68%           0.68%           0.60%

  Net investment income ..........................          3.67%           3.76%           3.80%           4.13%           4.56%

Portfolio turnover rate ..........................          4.17%          17.36%           9.56%          12.05%           8.02%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 51

FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND (CONTINUED)


                                                --------------------------------
                                                       YEAR ENDED JUNE 30,
CLASS C                                                  2005              2004
                                                --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $       11.37     $       11.73
                                                --------------------------------
Income from investment operations:

  Net investment income(a) ..................            0.36              0.37

  Net realized and unrealized gains (losses)             0.33             (0.36)
                                                --------------------------------
Total from investment operations ............            0.69              0.01
                                                --------------------------------
Less distributions from net investment income           (0.36)            (0.37)
                                                --------------------------------
Redemption fees .............................              --(c)             --
                                                --------------------------------
Net asset value, end of year ................   $       11.70     $       11.37
                                                ================================

Total return(b) .............................            6.15%             0.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $      19,082     $       9,142

Ratios to average net assets:

  Expenses ..................................            1.22%             1.22%

  Net investment income .....................            3.12%             3.21%

Portfolio turnover rate .....................            4.17%            17.36%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


52 | See notes to financial statements. | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2005

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.4%
    BONDS 93.0%
    CALIFORNIA 90.4%
    ABAG Finance Authority for Nonprofit Corps. COP,
        Partner North County Health Project, 5.50%, 3/01/06 ....................................   $      170,000   $      172,521
        Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/15 .................        3,000,000        3,177,060
    ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Assn., Series C,
        5.125%, 3/01/18 ........................................................................        2,695,000        2,830,235
        5.25%, 3/01/19 .........................................................................        2,315,000        2,443,251
    ABAG Revenue, Refunding, Series A-E,
        5.00%, 9/15/06 .........................................................................          595,000          606,769
        5.05%, 9/15/07 .........................................................................          610,000          624,231
        5.40%, 9/15/14 .........................................................................        2,455,000        2,507,586
    ABAG Water and Wastewater Revenue, Pooled Financing Program, Series A, FSA Insured,
      5.00%, 10/01/10 ..........................................................................        3,035,000        3,278,802
    Alameda-Contra Costa Transportation District COP, Refunding, AMBAC Insured, 4.375%,
      8/01/14 ..................................................................................        1,330,000        1,393,853
    Anaheim UHSD, GO, Refunding, FSA Insured, 5.00%, 8/01/18 ...................................        4,740,000        5,241,350
    Antelope Valley UHSD, GO, Series A, MBIA Insured,
        4.50%, 8/01/13 .........................................................................        1,230,000        1,328,080
        4.625%, 8/01/14 ........................................................................        1,250,000        1,352,050
    Antioch PFA Reassessment Revenue, sub. lien, Series B,
        5.20%, 9/02/05 .........................................................................        1,965,000        1,969,264
        5.40%, 9/02/07 .........................................................................        1,100,000        1,132,131
    Brentwood Infrastructure Financing Authority Revenue, Refunding, Series A, FSA Insured,
      4.00%, 9/02/17 ...........................................................................        1,485,000        1,507,720
    Burbank Electric Revenue, MBIA Insured, 4.00%,
        6/01/11 ................................................................................        1,000,000        1,048,180
        6/01/12 ................................................................................        1,000,000        1,046,650
    Burbank USD, GO, Election of 1997, Series C, FGIC Insured, 4.00%, 8/01/12 ..................        2,500,000        2,611,100
    Burbank Water and Power Electric Revenue, MBIA Insured, 4.00%, 6/01/11 .....................        5,045,000        5,067,904
    California Educational Facilities Authority Revenue,
        Pooled College and University Projects, Series B, Pre-Refunded, 6.125%, 4/01/13 ........        1,000,000        1,077,280
        Stanford University, Refunding, Series R, 4.00%, 11/01/11 ..............................        1,000,000        1,051,260
    California Health Facilities Financing Authority Revenue,
        The Episcopal Home, California Mortgage Insured, 4.625%, 2/01/12 .......................        1,350,000        1,410,979
        The Episcopal Home, California Mortgage Insured, 4.75%, 2/01/13 ........................        1,200,000        1,272,852
        Kaiser Permanente, Series B, ETM, 5.25%, 10/01/13 ......................................        5,000,000        5,420,350
        Kaiser Permanente, Series B, ETM, 5.25%, 10/01/14 ......................................        2,000,000        2,164,900
        Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ......................................        3,850,000        4,156,229
        Paradise Valley Estates, California Mortgage Insured, 3.875%, 1/01/09 ..................        1,555,000        1,563,817
        Paradise Valley Estates, California Mortgage Insured, 4.125%, 1/01/10 ..................        1,000,000        1,033,290
        Paradise Valley Estates, California Mortgage Insured, 5.00%, 1/01/11 ...................        1,480,000        1,578,524
        Paradise Valley Estates, California Mortgage Insured, 4.375%, 1/01/12 ..................        1,000,000        1,039,190
        Paradise Valley Estates, California Mortgage Insured, 5.00%, 1/01/13 ...................        1,815,000        1,968,041
        Paradise Valley Estates, California Mortgage Insured, 5.00%, 1/01/14 ...................        1,635,000        1,762,890
        Sutter Health, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 ......................        3,750,000        3,948,862
    California HFAR, SFM Purchase, Class III, Series A-1, MBIA Insured, 5.70%, 8/01/11 .........          735,000          755,756
    California State Department of Water Resources Central Valley Project Revenue, Water System,
      Refunding, Series S, 5.00%, 12/01/19 .....................................................        4,000,000        4,208,840


                                                              Annual Report | 53

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    California State Department of Water Resources Power Supply Revenue, Series A,
        5.50%, 5/01/12 .........................................................................   $    2,000,000   $    2,241,980
        5.125%, 5/01/18 ........................................................................        2,500,000        2,718,125
    California State Department of Water Resources Water Revenue, Central Valley Project,
    (a) Series AD, FSA Insured, 5.00%, 12/01/20 ................................................        5,000,000        5,456,650
        Series Z, FGIC Insured, 3.50%, 12/01/12 ................................................        5,000,000        5,068,400
    California State Economic Recovery Revenue, Series A, 5.00%, 7/01/15 .......................       10,670,000       11,782,241
    California State GO,
        5.00%, 11/01/12 ........................................................................          665,000          723,440
        5.25%, 2/01/14 .........................................................................        4,000,000        4,458,560
        5.25%, 6/01/16 .........................................................................          630,000          650,884
        Pre-Refunded, 5.00%, 11/01/12 ..........................................................        1,335,000        1,479,500
        Pre-Refunded, 5.25%, 6/01/16 ...........................................................        1,370,000        1,416,416
        Refunding, 5.00%, 12/01/05 .............................................................        7,000,000        7,066,640
        Refunding, 4.00%, 2/01/10 ..............................................................        6,900,000        7,132,806
        Refunding, MBIA Insured, 5.00%, 2/01/18 ................................................        1,175,000        1,242,656
        Veterans, Series B, 5.00%, 12/01/12 ....................................................        2,000,000        2,036,060
        Veterans, Series B, 5.25%, 12/01/15 ....................................................        2,310,000        2,407,343
        Veterans, Series B, 5.375%, 12/01/16 ...................................................          605,000          616,737
    California State Public Works Board Lease Revenue,
        Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 .................        1,325,000        1,371,441
        Various Community College Projects, Refunding, Series C, 5.50%, 9/01/09 ................        1,555,000        1,630,900
    California Statewide CDA, COP,
        California Lutheran Homes, ETM, 5.375%, 11/15/06 .......................................        1,000,000        1,036,490
        Kaiser Permanente, ETM, 5.30%, 12/01/15 ................................................        2,000,000        2,087,100
        St. Joseph Health System, Refunding, 5.00%, 7/01/12 ....................................        2,180,000        2,288,935
        St. Joseph Health System Obligation Group, 5.25%, 7/01/11 ..............................        1,005,000        1,077,722
    California Statewide CDA Revenue,
        Daughters of Charity Health, Series G, 5.25%, 7/01/13 ..................................        1,000,000        1,088,290
        Daughters of Charity Health, Series G, 5.00%, 7/01/22 ..................................        5,000,000        5,215,650
        Insured Health Facilities, Jewish Home, California Mortgage Insured, 5.00%, 11/15/18 ...        3,000,000        3,204,630
        Kaiser Permanente, Mandatory Put 5/01/11, Series I, 3.45%, 4/01/35 .....................        5,000,000        4,953,000
        Kaiser Permanente, Mandatory Put 6/01/12, Series C, 3.85%, 11/01/29 ....................       10,000,000       10,066,100
        Mission Community, California Mortgage Insured, 4.40%, 11/01/10 ........................        1,100,000        1,149,258
        Mission Community, California Mortgage Insured, 4.50%, 11/01/11 ........................        1,145,000        1,202,731
        Viewpoint School, ACA Insured, 4.50%, 10/01/17 .........................................          460,000          468,680
        Viewpoint School, ACA Insured, 4.75%, 10/01/18 .........................................          480,000          495,922
    Central Joint Powers Health Financing Authority COP, Community Hospitals of Central California,
        5.125%, 2/01/13 ........................................................................        1,375,000        1,444,094
        5.25%, 2/01/14 .........................................................................        1,435,000        1,508,902
        5.75%, 2/01/16 .........................................................................        1,585,000        1,693,145
    Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice General Project,
      Refunding, MBIA Insured, 5.00%, 7/01/17 ..................................................        2,000,000        2,117,000
    Cerritos PFAR Tax Allocation, Redevelopment Project, Series A, AMBAC Insured, 3.00%,
      11/01/11 .................................................................................        2,585,000        2,562,872
    Chaffey Community College District COP, Pre-Refunded, 5.10%, 9/01/13 .......................        1,860,000        2,027,567
    Clovis MFR, Mandatory Put 11/01/10, Refunding, FNMA Insured, 5.10%, 11/01/30 ...............        4,105,000        4,279,257


54 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Coalinga COP, Custody Facility, Refunding, 4.25%, 4/01/10 ..................................   $    1,000,000   $    1,027,150
    Colma 1915 Act Special Assessment, Local ID No. 1, Refunding, 5.40%, 9/02/05 ...............          570,000          571,111
    Compton Community College District GO, Series 2004-A, MBIA Insured, 4.25%, 7/01/16 .........        1,025,000        1,074,958
    Compton COP, Civic Center and Capital Improvement, Refunding, Series A,
        5.00%, 9/01/08 .........................................................................        4,340,000        4,521,976
        5.50%, 9/01/15 .........................................................................        1,180,000        1,240,782
    Conejo Valley USD, GO, Election of 1998, Series D, FGIC Insured, 4.50%,
        8/01/18 ................................................................................        3,850,000        4,055,012
        8/01/19 ................................................................................        4,000,000        4,188,000
    Contra Costa Community College District GO, Election of 2002, FGIC Insured, 4.75%,
      8/01/18 ..................................................................................        2,450,000        2,593,056
    Contra Costa County Public Financing Lease Revenue, Refunding, Series B, MBIA Insured,
      4.00%, 6/01/13 ...........................................................................        1,065,000        1,107,323
    Corona PFA Lease Revenue, City Hall Project, Series B, MBIA Insured,
        3.75%, 9/01/13 .........................................................................        1,000,000        1,022,020
        4.00%, 9/01/14 .........................................................................        1,210,000        1,251,818
    Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.25%, 9/01/25 ........................        2,235,000        2,289,646
    Duarte RDA Tax Allocation, Merged Redevelopment Project Area, Refunding, 5.125%,
      10/01/16 .................................................................................        4,200,000        4,324,488
    Fairfax School District GO, Election of 2000, Series A, FGIC Insured, 5.00%, 11/01/17 ......          895,000          984,178
    Fairfield-Suisun Sewer District Sewer Revenue, Series A, Refunding, FGIC Insured, 5.00%,
      5/01/12 ..................................................................................          600,000          651,882
    Folsom PFA Lease Revenue, City Hall and Community Center, Refunding, FSA Insured, 5.00%,
      10/01/17 .................................................................................        1,275,000        1,388,258
    Foothill/Eastern Corridor Agency Toll Road Revenue, Refunding, MBIA Insured, 5.00%,
      1/15/16 ..................................................................................        1,000,000        1,068,210
    Fremont UHSD Santa Clara County GO, Series C, FSA Insured, Pre-Refunded, 4.25%,
      9/01/13 ..................................................................................        1,310,000        1,399,866
    Galt Capital Improvements Authority Lease Revenue, Culture and Recreation Improvement
      Project, 5.00%, 4/01/12 ..................................................................        2,390,000        2,497,741
    Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding, 5.40%,
      9/01/12 ..................................................................................        1,955,000        2,068,312
    Garden Grove Agency Community Development Tax Allocation, Garden Grove Community
      Project, Refunding, AMBAC Insured, 4.25%, 10/01/13 .......................................        2,025,000        2,147,654
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, 5.00%, 6/01/12 .......        1,500,000        1,615,890
    Hi-Desert Memorial Health Care District Revenue, Refunding,
        5.10%, 10/01/06 ........................................................................          615,000          618,758
        5.125%, 10/01/07 .......................................................................          650,000          656,715
    Hollister RDA Tax Allocation, Community Development Project, Series 1994, 5.55%,
      10/01/05 .................................................................................          585,000          589,025
    Huntington Beach City School District GO, Series A, FGIC Insured, 5.00%, 8/01/18 ...........        1,245,000        1,340,641
    Huntington Beach PFAR, Lease Capital Improvement Refinancing Project, Series B,
      AMBAC Insured,
        4.00%, 8/01/13 .........................................................................        1,500,000        1,563,015
        4.125%, 8/01/14 ........................................................................        2,140,000        2,240,944
        4.25%, 8/01/15 .........................................................................        2,080,000        2,181,338
    Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
      Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 ......................................        1,000,000        1,104,160


                                                              Annual Report | 55

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Irvine 1915 Act GO, AD No. 03-19, Group 2,
        4.875%, 9/02/16 ........................................................................   $    1,000,000   $    1,013,580
        5.00%, 9/02/18 .........................................................................        1,000,000        1,013,130
        5.125%, 9/02/19 ........................................................................        1,000,000        1,014,900
    Irvine 1915 Act Special Assessment, AD No. 00-18,
        Group 2, 4.375%, 9/02/10 ...............................................................          885,000          906,497
        Group 2, 4.70%, 9/02/12 ................................................................        1,475,000        1,519,973
        Group 2, 4.80%, 9/02/13 ................................................................        1,175,000        1,210,873
        Group 2, 5.125%, 9/02/17 ...............................................................        1,705,000        1,752,672
        Group 3, 4.75%, 9/02/15 ................................................................        1,000,000        1,017,540
        Group 3, 5.00%, 9/02/17 ................................................................        1,000,000        1,022,790
    Kings River Conservation District Pine Flat Power Revenue, Refunding, Series E, 5.125%,
      1/01/18 ..................................................................................        1,735,000        1,849,198
    La Quinta RDA Tax Allocation, Redevelopment Project Areas No. 1 and 2, MBIA Insured,
      Pre-Refunded, 5.40%, 9/01/07 .............................................................          560,000          573,681
    Lake Elsinore PFA Tax Allocation Revenue,
        Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.40%, 9/01/08 ............        1,230,000        1,235,633
        Series A, 5.00%, 9/01/09 ...............................................................        1,500,000        1,559,700
    Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ................        1,000,000        1,069,260
    Lancaster COP, School District Project, Refunding, FSA Insured, 5.125%, 4/01/14 ............        2,000,000        2,144,320
    Lancaster RDA Tax Allocation,
        Central Business District Redevelopment, Refunding, 5.70%, 8/01/05 .....................           50,000           50,066
        Fox Field Redevelopment Project Area, Refunding, 5.70%, 8/01/05 ........................           75,000           75,117
    Las Virgenes USD, GO, Series D, FGIC Insured, 3.30%, 9/01/13 ...............................        1,415,000        1,409,948
    Lemon Grove CDA Tax Allocation, 1998, Refunding,
        5.00%, 8/01/06 .........................................................................          380,000          385,643
        5.10%, 8/01/07 .........................................................................          205,000          211,240
        5.20%, 8/01/08 .........................................................................          215,000          224,079
    Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series A,
      AMBAC Insured, 3.00%, 8/15/12 ............................................................        4,525,000        4,456,446
    Los Angeles County MTA Sales Tax Revenue, Proposition A, First Tier, Refunding, Series A,
      FSA Insured, 5.00%, 7/01/15 ..............................................................        5,345,000        5,732,833
    Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Project, Series A,
      FSA Insured, 5.00%, 10/01/17 .............................................................        1,000,000        1,093,000
    Los Angeles USD,
        COP, Refunding, Series A, AMBAC Insured, 4.00%, 10/01/13 ...............................        4,415,000        4,583,476
        GO, Election of 2004, Series C, FGIC Insured, 5.00%, 7/01/19 ...........................        2,035,000        2,222,668
        GO, Refunding, MBIA Insured, 5.25%, 7/01/13 ............................................        3,500,000        3,962,595
    Los Angeles Wastewater System Revenue, Series A, FGIC Insured, 5.00%, 6/01/14 ..............        1,075,000        1,144,488
    Lynwood PFAR, Water System Improvement Project, 6.15%, 6/01/08 .............................          435,000          445,997
    M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series I, MBIA Insured,
        4.25%, 7/01/11 .........................................................................        5,055,000        5,370,381
        5.00%, 7/01/18 .........................................................................        1,000,000        1,070,340
    Metropolitan Water District Southern California GO, Waterworks, Series B, Pre-Refunded,
        4.125%, 3/01/13 ........................................................................        1,000,000        1,056,460
        4.25%, 3/01/14 .........................................................................        1,000,000        1,062,910
        4.30%, 3/01/15 .........................................................................        1,000,000        1,065,490


56 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, 5.00%,
        8/01/17 ................................................................................   $    2,000,000   $    2,201,960
        8/01/18 ................................................................................        2,300,000        2,522,962
    Morgan Hill USD, GO, FGIC Insured, 4.25%, 8/01/14 ..........................................        1,585,000        1,666,960
    Moulton-Niguel Water District GO,
        Consolidated, Refunding, AMBAC Insured, 5.00%, 9/01/16 .................................        3,520,000        3,889,037
        Refunding, AMBAC Insured, 4.00%, 9/01/12 ...............................................        2,930,000        3,071,050
    Murrieta COP, Road Improvement Project, 6.00%,
        4/01/07 ................................................................................          235,000          245,194
        4/01/08 ................................................................................          245,000          255,221
    Nevada County COP, Refunding, MBIA Insured, 4.125%, 10/01/12 ...............................        1,040,000        1,085,573
    Newport Mesa USD, GO, MBIA Insured, 4.00%, 8/01/12 .........................................        1,000,000        1,047,660
    North City West School Facilities Financing Authority Special Tax, Refunding, Series B,
      FSA Insured, 5.625%, 9/01/08 .............................................................          500,000          526,050
    Orange County CFD No. 86-2 Special Tax, Rancho Santa Margarita, Refunding, Series A,
      5.375%, 8/15/12 ..........................................................................        1,500,000        1,598,730
    Orange County CFD Special Tax,
        No. 02-1, Ladera Ranch, Series A, 4.60%, 8/15/14 .......................................        1,000,000        1,031,140
        No. 02-1, Ladera Ranch, Series A, 4.75%, 8/15/15 .......................................        1,000,000        1,034,700
        No. 02-1, Ladera Ranch, Series A, 4.90%, 8/15/16 .......................................        1,285,000        1,330,939
        No. 03-1, Ladera Ranch, Series A, 4.90%, 8/15/17 .......................................        1,000,000        1,034,430
        No. 03-1, Ladera Ranch, Series A, 5.10%, 8/15/18 .......................................        1,000,000        1,041,030
        No. 04-1, Ladera Ranch, Series A, 4.70%, 8/15/18 .......................................        1,765,000        1,789,887
        No. 04-1, Ladera Ranch, Series A, 4.80%, 8/15/19 .......................................        1,945,000        1,972,308
        No. 04-1, Ladera Ranch, Series A, 4.85%, 8/15/20 .......................................        2,000,000        2,026,680
    Orange County Local Transportation Authority Sales Tax Revenue, First Senior Measure M,
      6.00%, 2/15/06 ...........................................................................          500,000          510,425
    Orange County Recovery COP, Series A, MBIA Insured, 6.00%, 7/01/08 .........................        1,500,000        1,635,225
    Oroville Hospital Revenue, Oroville Hospital, Series A, California Mortgage Insured, 5.125%,
      12/01/12 .................................................................................        1,435,000        1,478,423
    Oxnard Harbor District Revenue, Series A, 5.10%, 8/01/14 ...................................        1,000,000        1,041,220
    Pajaro Valley USD, GO, Election of 2002, Series A, FSA Insured, Pre-Refunded, 5.00%,
      8/01/16 ..................................................................................        1,500,000        1,682,715
    Palm Desert Financing Authority Lease Revenue, Blythe County Administrative Project,
      Pre-Refunded, 6.375%, 8/01/11 ............................................................          855,000          905,248
    Palm Desert Financing Authority Tax Allocation Revenue, MBIA Insured, 4.75%, 8/01/18 .......        1,050,000        1,130,073
    Pleasanton USD, GO, Refunding, Series C, MBIA Insured, 5.00%, 8/01/14 ......................        3,535,000        3,961,427
    Pomona RDA Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X,
      5.35%, 12/01/16 ..........................................................................        1,000,000        1,111,940
    Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA Insured, 4.50%,
      6/15/14 ..................................................................................        4,595,000        4,914,398
    Redlands USD, GO, Election of 2002, FSA Insured, 5.00%, 7/01/19 ............................        1,000,000        1,083,420
    Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment Projects,
      Series B, ETM, 5.35%, 5/15/13 ............................................................        2,000,000        2,178,360
    Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC Insured,
      5.00%,
        11/01/18 ...............................................................................        1,540,000        1,678,600
        11/01/19 ...............................................................................        1,615,000        1,753,212


                                                              Annual Report | 57

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Riverside County Housing Authority MFHR, Brandon Place Apartments, Mandatory Put 7/01/09,
      Series B, FNMA Insured, 5.625%, 7/01/29 ..................................................   $      995,000   $    1,044,700
    Riverside USD, GO, Election, Series A, FGIC Insured, 4.00%, 2/01/13 ........................        1,000,000        1,043,120
    Sacramento City USD, GO, Election of 1999, Series D, FSA Insured, 5.00%, 7/01/19 ...........        1,465,000        1,587,210
    San Bernardino City USD, GO, Refunding,
        FSA Insured, 5.00%, 8/01/17 ............................................................        2,615,000        2,879,063
        FSA Insured, 5.00%, 8/01/18 ............................................................        1,140,000        1,250,512
        Series A, FSA Insured, 5.00%, 8/01/19 ..................................................        1,680,000        1,836,089
    San Bernardino County COP, Medical Center Financing Project, Refunding, 6.00%, 8/01/09 .....        2,000,000        2,197,600
    San Francisco City and County Airports Commission International Airport Revenue, Issue 30,
      Refunding, Second Series, XLCA Insured, 4.00%, 5/01/14 ...................................        2,500,000        2,584,450
    San Francisco City and County GO, Refunding, Series 1, FGIC Insured, 5.00%, 6/15/12 ........        3,650,000        3,866,956
    San Joaquin County COP,
        General Hospital Project, Refunding, MBIA Insured, 5.00%, 9/01/17 ......................        1,000,000        1,060,940
        Solid Waste System Facilities Projects, MBIA Insured, 4.00%, 4/01/12 ...................        2,925,000        3,058,439
        Solid Waste System Facilities Projects, MBIA Insured, 5.00%, 4/01/17 ...................        1,340,000        1,453,377
    San Jose MFHR, Countrybrook Project, Refunding, Series A, FNMA Insured, 4.95%, 4/01/12 .....        4,595,000        4,774,343
    San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3,
      Series A, MBIA Insured,
        4.70%, 10/01/05 ........................................................................          595,000          598,100
        5.10%, 10/01/09 ........................................................................          515,000          559,836
        5.30%, 10/01/11 ........................................................................          350,000          392,893
    Santa Ana COP, Refunding, Series A, AMBAC Insured, 4.25%, 6/01/13 ..........................        1,405,000        1,492,124
    Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 .......        1,720,000        1,774,025
    Santa Clara County Financing Authority Lease Revenue, Multiple Facilities Projects, Refunding,
      Series A, AMBAC Insured, 4.50%, 5/15/12 ..................................................        2,900,000        3,017,247
    Santa Monica-Malibu USD, COP, Series C, MBIA Insured,
        4.00%, 5/01/12 .........................................................................          525,000          543,170
        4.25%, 5/01/14 .........................................................................          840,000          874,675
        4.25%, 5/01/15 .........................................................................          875,000          906,911
        4.25%, 11/01/15 ........................................................................          670,000          694,435
    Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility
      Project, Series A, 5.50%, 1/01/06 ........................................................          330,000          334,062
    South County Regional Wastewater Authority Revenue, Regional Wastewater Facilities Project,
      Refunding, FSA Insured, 3.25%, 8/01/11 ...................................................        1,000,000        1,008,230
    South Gate PFA Tax Allocation Revenue, South Gate Redevelopment Project No. 1, XLCA
      Insured, 5.00%, 9/01/16 ..................................................................        2,000,000        2,184,820
    South Gate PFA Water Revenue, Refunding, Series A, FGIC Insured,
        5.35%, 10/01/07 ........................................................................          995,000        1,054,471
        5.45%, 10/01/08 ........................................................................        1,040,000        1,126,996
    Southwestern Community College District GO, Refunding, MBIA Insured, 5.00%, 8/01/18 ........        2,295,000        2,559,109
    Stockton Health Facilities Revenue, Dameron Hospital Assn., Refunding, Series A, 5.35%,
      12/01/09 .................................................................................          385,000          410,102
    Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series A, FSA
      Insured, 5.75%, 7/01/11 ..................................................................        1,295,000        1,388,875
    Stockton Revenue, O'Connor Woods Housing Corp., Series A, 5.375%, 11/01/11 .................        1,365,000        1,420,829
    Sunline Transport Agency COP, Transport Finance Corp., Series B, 5.75%, 7/01/06 ............          445,000          451,399
    Sweetwater Authority Water Revenue, AMBAC Insured, 5.00%, 4/01/18 ..........................        2,860,000        3,115,083


58 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Sweetwater UHSD, COP, FSA Insured, 4.15%, 9/01/12 ..........................................   $    1,000,000   $    1,051,120
    Temecula Valley USD, GO, Series E, FSA Insured, Pre-Refunded, 5.65%, 9/01/07 ...............          370,000          379,206
    Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
      Asset Backed Bonds, Series B,
        4.25%, 6/01/09 .........................................................................          880,000          904,508
        4.375%, 6/01/10 ........................................................................        1,665,000        1,726,272
        4.50%, 6/01/11 .........................................................................        1,540,000        1,600,599
        4.60%, 6/01/12 .........................................................................        1,760,000        1,819,646
        4.70%, 6/01/13 .........................................................................        1,500,000        1,542,750
        4.80%, 6/01/14 .........................................................................          725,000          743,691
    Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.10%, 6/01/12 ......        1,000,000        1,087,190
    University of California Revenues,
        Multiple Purpose Projects, Series N, FGIC Insured, 4.00%, 9/01/12 ......................        1,380,000        1,427,017
        Research Facilities, Series E, AMBAC Insured, 5.00%, 9/01/15 ...........................        3,645,000        3,925,629
    West Contra Costa USD, GO, Series B, FSA Insured, 4.00%, 8/01/12 ...........................        1,875,000        1,964,363
    Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital, 5.00%,
        6/01/11 ................................................................................        1,060,000        1,131,857
        6/01/12 ................................................................................        2,225,000        2,391,297
        6/01/13 ................................................................................        2,335,000        2,509,868
    Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured,
        5.00%, 9/01/15 .........................................................................        1,080,000        1,203,206
        5.25%, 9/01/20 .........................................................................        1,325,000        1,479,893
                                                                                                                    --------------
                                                                                                                       426,999,272
                                                                                                                    --------------

    U.S. TERRITORIES 2.6%
    Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, 5.25%, 7/01/16 ...............        2,500,000        2,893,700
    Virgin Islands PFAR, senior lien,
        Fund Loan Notes, Refunding, Series A, 5.40%, 10/01/12 ..................................        4,150,000        4,444,567
        Refunding, Series A, 5.30%, 10/01/11 ...................................................        1,000,000        1,067,620
    Virgin Islands Water and Power Authority Water System Revenue, Refunding,
        4.875%, 7/01/06 ........................................................................        1,500,000        1,517,775
        5.00%, 7/01/09 .........................................................................        2,000,000        2,084,980
                                                                                                                    --------------
                                                                                                                        12,008,642
                                                                                                                    --------------
    TOTAL BONDS (COST $421,719,529) ............................................................                       439,007,914
                                                                                                                    --------------
    ZERO COUPON/STEP-UP BONDS 5.4%
    CALIFORNIA 5.4%
    Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien, Refunding,
      Series A, AMBAC Insured, 10/01/17 ........................................................       10,000,000        6,042,300
    Burbank USD, GO, Capital Appreciation, Election of 1997, Series C, FGIC Insured,
        8/01/15 ................................................................................        4,600,000        3,071,972
        8/01/16 ................................................................................        4,670,000        2,970,260
    Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, 8/01/17 ....        5,235,000        3,166,128
    Conejo Valley USD, GO, Election of 1998, Series C, FSA Insured, 8/01/17 ....................        2,500,000        1,512,000
    Montebello USD, GO, Capital Appreciation, FGIC Insured,
        8/01/18 ................................................................................        1,455,000          836,552
        8/01/19 ................................................................................        1,480,000          808,939


                                                              Annual Report | 59

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON/STEP-UP BONDS (CONT.)
    CALIFORNIA (CONT.)
    San Francisco City and County Redevelopment Financing Authority Tax Allocation,
      Redevelopment Projects, Series A, 8/01/17 ................................................   $    3,825,000   $    2,080,685
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
      Refunding, Series A, zero cpn. to 1/15/07, 5.60% thereafter, 1/15/16 .....................        3,000,000        2,783,520
    Santa Ana USD, GO, Election of 1999, Series B, FGIC Insured, 8/01/14 .......................        3,125,000        2,199,531
                                                                                                                    --------------
    TOTAL ZERO COUPON/STEP-UP BONDS (COST $23,539,441) .........................................                        25,471,887
                                                                                                                    --------------
    TOTAL LONG TERM INVESTMENTS (COST $445,258,970) ............................................                       464,479,801
                                                                                                                    --------------
    SHORT TERM INVESTMENTS 1.7%
    BONDS 1.7%
    CALIFORNIA 1.7%
(b) California State Department of Water Resources Power Supply Revenue, Series B-6, Daily
      VRDN and Put, 2.20%, 5/01/22 .............................................................        1,000,000        1,000,000
(b) California State Economic Recovery Revenue, Series C-3, Daily VRDN and Put, 2.30%,
      7/01/23 ..................................................................................        1,500,000        1,500,000
(b) California State GO, Kindergarten University, Series B-3, Daily VRDN and Put, 2.20%,
      5/01/34 ..................................................................................          700,000          700,000
(b) Irvine 1915 Act Special Assessment, AD No. 94-13, Daily VRDN and Put, 2.20%, 9/02/22 .......          900,000          900,000
(b) Newport Beach Revenue, Hoag Memorial Presbyterian Hospital,
        Series B, Weekly VRDN and Put, 2.23%, 10/01/26 .........................................        1,700,000        1,700,000
        Series C, Daily VRDN and Put, 2.23%, 10/01/26 ..........................................        1,300,000        1,300,000
(b) Orange County Sanitation Districts COP, Refunding,
        Series A, Daily VRDN and Put, 2.20%, 8/01/29 ...........................................        1,000,000        1,000,000
        Series B, Daily VRDN and Put, 2.20%, 8/01/30 ...........................................          100,000          100,000
                                                                                                                    --------------
    TOTAL SHORT TERM INVESTMENTS (COST $8,200,000) .............................................                         8,200,000
                                                                                                                    --------------
    TOTAL INVESTMENTS (COST $453,458,970) 100.1% ...............................................                       472,679,801
    OTHER ASSETS, LESS LIABILITIES (0.1)% ......................................................                          (262,772)
                                                                                                                    --------------
    NET ASSETS 100.0% ..........................................................................                    $  472,417,029
                                                                                                                    ==============

See Selected Portfolio Abbreviations on page 70.

(a) See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


60 | See notes to financial statements. | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

                                                                 ------------------------------
                                                                        YEAR ENDED JUNE 30,
CLASS A                                                                2005         2004(d)
                                                                 ------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................   $     9.91       $   10.00
                                                                 ------------------------------
Income from investment operations:

  Net investment income(a) ...................................         0.15            0.11

  Net realized and unrealized gains (losses) .................         0.03           (0.10)
                                                                 ------------------------------
Total from investment operations .............................         0.18            0.01
                                                                 ------------------------------
Less distributions from net investment income ................        (0.15)          (0.10)
                                                                 ------------------------------
Redemption fees ..............................................           --(c)           --
                                                                 ------------------------------
Net asset value, end of year .................................   $     9.94       $    9.91
                                                                 ==============================
Total return(b) ..............................................         1.81%           0.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................   $   16,318       $  16,244

Ratios to average net assets:

  Expenses ...................................................         1.05%           1.20%(e)

  Expenses net of waiver and payments by affiliate ...........         0.50%           0.50%(e)

  Net investment income ......................................         1.48%           1.30%(e)

Portfolio turnover rate ......................................         5.43%           7.42%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d) For the period September 2, 2003 (commencement of operations) to June 30, 2004.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 61

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2005

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 95.4%
    BONDS 95.4%
    CALIFORNIA 90.8%
    Azusa Redevelopment Agency Tax Allocation, West End Redevelopment Project Area A,
      Refunding, AMBAC Insured, 2.00%, 8/01/06 .................................................   $      375,000   $      371,662
    Brea Olinda USD, GO, Election of 1999, Series A, FGIC Insured, 2.60%, 8/01/09 ..............          120,000          119,310
    Cajon Valley Unified Elementary School District COP, MBIA Insured, 2.50%, 5/01/08 ..........          250,000          247,700
    California Educational Facilities Authority Revenue, Santa Clara University, Series A,
      FSA Insured, 2.625%, 9/01/09 .............................................................          100,000           99,123
    California Health Facilities Financing Authority Revenue, AMBAC Insured, 3.75%, 7/01/05 ....          300,000          300,000
    California State Department of Water Resources Central Valley Project Revenue, Water System,
      Refunding, Series Y, FGIC Insured, 5.00%, 12/01/08 .......................................          200,000          214,652
    California State Department of Water Resources Power Supply Revenue, Series A, MBIA Insured,
      3.50%, 5/01/07 ...........................................................................          555,000          563,408
    California State Economic Recovery Revenue, Series A, 5.00%, 7/01/06 .......................          500,000          511,460
    California State University at Channel Islands Financing Authority Revenue, Rental Housing
      and Town Center, Mandatory Put 8/01/07, Series A, 2.50%, 8/01/44 .........................          750,000          745,200
    California Statewide CDA Revenue,
        Kaiser Permanente, Mandatory Put 5/01/07, Series G, 2.30%, 4/01/34 .....................          400,000          395,628
        Viewpoint School, ACA Insured, 3.50%, 10/01/08 .........................................          320,000          319,891
    California Statewide CDA Water and Wastewater Revenue,
        Pooled Financing Program, Series B, FSA Insured, 2.00%, 10/01/05 .......................          270,000          269,552
        Pooled Financing Program 2004, Series C, FSA Insured, 2.00%, 10/01/05 ..................          460,000          459,117
    Chaffey Joint UHSD, COP, Refunding, 3.00%, 5/01/08 .........................................          250,000          252,152
    Costa Mesa RDA Tax Allocation Revenue, Downtown Redevelopment Project, FSA Insured,
      2.50%, 10/01/08 ..........................................................................          265,000          263,527
    Evergreen School District GO, Refunding, Series D, FGIC Insured, 2.75%, 9/01/08 ............          150,000          150,087
    Fontana USD, COP, Facility Bridge Funding Program, Mandatory Put 9/01/05, FSA Insured,
      3.00%, 9/01/15 ...........................................................................          500,000          500,270
    Foothill-De Anza Community College District GO, Election of 1999, Series B, 2.60%, 8/01/08 .          100,000           99,473
    Glendale USD, GO, Series F, MBIA Insured, 2.50%, 9/01/08 ...................................          200,000          198,616
    Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured,
        2.00%, 9/01/07 .........................................................................          100,000           98,193
        2.125%, 9/01/08 ........................................................................          105,000          102,226
    Goleta Water District Revenue COP, 1991 Project and 2003 Project, Refunding, MBIA Insured,
      2.00%, 12/01/05 ..........................................................................          300,000          299,133
    Inglewood USD, GO, Election of 1998, Series C, FSA Insured, 2.50%, 10/01/08 ................          265,000          263,118
    Lodi USD, COP, Capital Projects, Refunding, FSA Insured, 3.00%, 2/01/08 ....................          110,000          110,730
    Lompoc USD, GO, Election of 2002, Series B, MBIA Insured, 3.50%, 6/01/07 ...................          335,000          340,430
    Los Angeles Convention and Exhibition Center Authority Lease Revenue, Series A,
      AMBAC Insured, 3.25%, 8/15/09 ............................................................          250,000          253,845
    Los Angeles County MTA Sales Tax Revenue, Proposition A, First Tier, Refunding, Senior
      Series A, FSA Insured, 2.50%, 7/01/07 ....................................................          100,000           99,846
    Los Angeles County TRAN, 4.00%, 6/30/06 ....................................................          800,000          811,664
    Los Angeles USD, GO, Election of 1997, Series F, FSA Insured, 3.00%, 7/01/06 ...............          150,000          150,652
    Los Angeles Water and Power Revenue, Power System, Series A, Sub Series A-1, 4.00%,
      7/01/06 ..................................................................................          500,000          506,625
    Lynwood USD, GO, Election of 2002, Series A, FSA Insured, 4.00%, 8/01/10 ...................          100,000          104,813
    Manteca USD Special Tax, CFD No. 89-1, AMBAC Insured, 2.50%, 9/01/08 .......................          250,000          249,995


62 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Modesto High School District Stanislaus County GO, Refunding, FSA Insured, 2.50%,
      8/01/05 ..................................................................................   $      100,000   $      100,002
    North Orange County Community College District GO, Election of 2002, Series B, FGIC Insured,
      2.125%, 8/01/08 ..........................................................................          500,000          487,480
    Placer County Water Agency Water Revenue COP, Refunding, MBIA Insured, 2.375%, 7/01/07 .....          105,000          104,405
    Pleasanton GO, FSA Insured, 3.25%, 8/01/08 .................................................          725,000          736,020
    Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA Insured, 3.00%,
      6/15/09 ..................................................................................          100,000          100,369
    Rio Linda Unified Elementary School District, Election of 2002, Series A, FSA Insured, 4.00%,
      8/01/10 ..................................................................................          100,000          104,813
    Riverside County Asset Leasing Corp. Leasehold Revenue, Hospital Project, Refunding, Series
      A, MBIA Insured, 3.00%, 6/01/08 ..........................................................          115,000          115,380
    Sacramento Power Authority Cogeneration Project Revenue, Refunding, AMBAC Insured, 4.00%,
      7/01/08 ..................................................................................        1,000,000        1,031,820
    San Diego Community College District GO, Election of 2002, Refunding, Series A, FSA Insured,
      2.50%, 5/01/07 ...........................................................................          300,000          299,625
    San Diego Regional Building Authority Lease Revenue, San Miguel Conservation Fire District,
      Refunding, AMBAC Insured, 3.00%, 1/01/08 .................................................          240,000          241,546
    San Francisco City and County Airports Commission International Airport Revenue, Issue 29B,
      Refunding, Second Series, FGIC Insured, 3.00%, 5/01/07 ...................................          500,000          502,900
    San Francisco City and County Public Utility Commission Warrant Revenue, Refunding, Series
      A, MBIA Insured, 3.00%, 10/01/08 .........................................................          100,000          100,828
    San Jose Financing Authority Lease Revenue, Central Service Yard Project, Refunding,
      AMBAC Insured, 3.00%, 10/15/06 ...........................................................          245,000          246,338
    San Mateo Foster City School District GO, Refunding, FSA Insured, 2.50%, 9/01/08 ...........          200,000          198,616
    Santa Clara Electric Revenue, Sub Series A, MBIA Insured, 3.00%, 7/01/09 ...................          225,000          226,262
    Santa Clara Valley Transportation Authority Sales Tax Revenue, Measure A, Mandatory Put
      10/02/06, AMBAC Insured, 3.00%, 4/01/36 ..................................................          500,000          501,620
    Sonoma County COP, Series A, Refunding, MBIA Insured, 3.00%, 11/15/08 ......................          250,000          252,148
                                                                                                                    --------------
                                                                                                                        14,822,270
                                                                                                                    --------------
    U.S. TERRITORIES 4.6%
    Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 .....          250,000          242,598
    Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08, Refunding,
      Series C, MBIA Insured, 5.00%, 7/01/28 ...................................................          200,000          211,930
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series AA,
      FGIC Insured, 2.625%, 7/01/08 ............................................................          300,000          298,335
                                                                                                                    --------------
                                                                                                                           752,863
                                                                                                                    --------------
    TOTAL LONG TERM INVESTMENTS (COST $15,717,260) .............................................                        15,575,133
                                                                                                                    --------------
    SHORT TERM INVESTMENTS 7.7%
    BONDS 7.7%
    CALIFORNIA 7.7%
(a) California State GO, Series A-3, Daily VRDN and Put, 2.30%, 5/01/33 ........................          200,000          200,000
(a) Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2, Daily VRDN
      and Put, 2.20%, 7/01/35 ..................................................................          800,000          800,000


                                                              Annual Report | 63

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
(a) Metropolitan Water District Southern California Waterworks Revenue, Refunding, Series B-1,
      Daily VRDN and Put, 2.20%, 7/01/35 .......................................................   $      100,000   $      100,000
(a) Newport Beach Revenue, Hoag Memorial Presbyterian Hospital, Series B, Weekly VRDN and
      Put, 2.23%, 10/01/26 .....................................................................          150,000          150,000
                                                                                                                    --------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,250,000) .............................................                         1,250,000
                                                                                                                    --------------
    TOTAL INVESTMENTS (COST $16,967,260) 103.1% ................................................                        16,825,133
    OTHER ASSETS, LESS LIABILITIES (3.1)% ......................................................                          (507,156)
                                                                                                                    --------------
    NET ASSETS 100.0% ..........................................................................                    $   16,317,977
                                                                                                                    ==============

See Selected Portfolio Abbreviations on page 70.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


64 | See notes to financial statements. | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                                --------------------------------------------------------------------
                                                                                       YEAR ENDED JUNE 30,
CLASS A                                                               2005           2004          2003          2002          2001
                                                                --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................   $     1.00     $     1.00    $     1.00    $     1.00    $     1.00
                                                                --------------------------------------------------------------------
Income from investment operations - net investment income....        0.012          0.004         0.007         0.012         0.027

Less distributions from net investment income ...............       (0.012)        (0.004)       (0.007)       (0.012)       (0.027)
                                                                --------------------------------------------------------------------
Net asset value, end of year ................................   $     1.00     $     1.00    $     1.00    $     1.00    $     1.00
                                                                ====================================================================
Total return(a) .............................................         1.20%          0.38%         0.71%         1.21%         2.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................   $  688,121     $  631,895    $  671,392    $  679,788    $  711,789

Ratios to average net assets:

  Expenses ..................................................         0.56%          0.56%         0.56%         0.56%         0.56%

  Net investment income .....................................         1.22%          0.38%         0.71%         1.20%         2.72%

(a)   Total return does not reflect the contingent deferred sales charge.


                         Annual Report | See notes to financial statements. | 65

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2005

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    BONDS 109.1%
    CALIFORNIA 109.1%
(a) Alameda County IDAR, United Manufacturing Project, Series A, Weekly VRDN and
      Put, 2.31%, 6/01/30 ......................................................................   $    1,000,000   $    1,000,000
(a) Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
        Series A, AMBAC Insured, Weekly VRDN and Put, 2.19%, 4/01/36 ...........................       12,500,000       12,500,000
        Series B, AMBAC Insured, Weekly VRDN and Put, 2.21%, 4/01/39 ...........................       15,800,000       15,800,000
(a) Butte County Housing Authority MFR, Pine Tree Apartment Project, Weekly VRDN and Put,
      2.29%, 12/01/10 ..........................................................................        1,432,000        1,432,000
(a) California Health Facilities Financing Authority Revenue,
        Catholic Healthcare West, MBIA Insured, Weekly VRDN and Put, 2.23%, 7/01/16 ............        3,955,000        3,955,000
        Pooled Loan Program, Series B, FGIC Insured, Weekly VRDN and Put, 2.35%, 10/01/10 ......        2,500,000        2,500,000
        Scripps Health, Series A, MBIA Insured, Weekly VRDN and Put, 2.10%, 10/01/22 ...........        3,300,000        3,300,000
    California Infrastructure and Economic Development Bank Revenue,
      (a) Independent System Operating Corp. Project, Refunding, Series B, MBIA
            Insured, Weekly VRDN and Put, 2.29%, 4/01/08 .......................................        4,900,000        4,900,000
      (a) Independent System Operating Corp. Project, Series C, MBIA Insured, Weekly VRDN and
            Put, 2.24%, 4/01/09 ................................................................       11,000,000       11,000,000
      (a) J. Paul Getty Trust, Series B, Annual VRDN and Put, 2.25%, 4/01/33 ...................        6,000,000        6,000,000
      (a) J. Paul Getty Trust, Series C, Annual VRDN and Put, 2.25%, 4/01/33 ...................        3,000,000        3,000,000
          TECP, 2.35%, 8/04/05 .................................................................        5,000,000        5,000,000
    California School Cash Reserve Program Authority Revenue, Pool, Series A, AMBAC Insured,
          3.00%, 7/06/05 .......................................................................       24,870,000       24,874,464
          4.00%, 7/06/06 .......................................................................        7,500,000        7,602,300
(a) California State Department of Water Resources Power Supply Revenue,
          Series B-5, Daily VRDN and Put, 2.30%, 5/01/22 .......................................       24,100,000       24,100,000
          Series B-6, Daily VRDN and Put, 2.20%, 5/01/22 .......................................          900,000          900,000
          Series C-7, FSA Insured, Weekly VRDN and Put, 2.22%, 5/01/22 .........................        5,300,000        5,300,000
          Series C-8, Weekly VRDN and Put, 2.16%, 5/01/22 ......................................        6,000,000        6,000,000
          Series C-9, Weekly VRDN and Put, 2.20%, 5/01/22 ......................................       20,000,000       20,000,000
          Series C-12, Weekly VRDN and Put, 2.19%, 5/01/22 .....................................        6,700,000        6,700,000
(a) California State Economic Development Financing Authority Revenue,
          Calco Project, Weekly VRDN and Put, 2.31%, 4/01/27 ...................................        1,440,000        1,440,000
          KQED Inc. Project, Refunding, Weekly VRDN and Put, 2.28%, 4/01/20 ....................          990,000          990,000
(a) California State Economic Recovery Revenue,
          Series C-2, Weekly VRDN and Put, 2.30%, 7/01/23 ......................................        4,000,000        4,000,000
          Series C-3, Daily VRDN and Put, 2.30%, 7/01/23 .......................................        8,925,000        8,925,000
          Series C-4, Daily VRDN and Put, 2.22%, 7/01/23 .......................................        4,900,000        4,900,000
          Series C-6, Daily VRDN and Put, 2.15%, 7/01/23 .......................................       24,000,000       24,000,000
          Series C-11, Weekly VRDN and Put, 2.15%, 7/01/23 .....................................        4,800,000        4,800,000
          Series C-15, FSA Insured, Weekly VRDN and Put, 2.29%, 7/01/23 ........................        3,000,000        3,000,000
(a) California State GO,
          Kindergarten University, Series B-3, Daily VRDN and Put, 2.20%, 5/01/34 ..............       12,000,000       12,000,000
          Series A-3, Daily VRDN and Put, 2.30%, 5/01/33 .......................................        1,100,000        1,100,000
     California Statewide CDA Revenue, Series A-5, 4.00%, 6/30/06 ..............................       25,000,000       25,335,250
(a) Carlsbad USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN and
      Put, 2.20%, 9/01/14 ......................................................................          500,000          500,000


66 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    CALIFORNIA (CONT.)
(a) Chico MFMR, Webb Homes Project, Weekly VRDN and Put, 2.65%, 1/01/10 ........................   $    1,220,000   $    1,220,000
(a) Chino Basin Regional Financing Authority Revenue, Inland Empire Utilities, Series A,
      AMBAC Insured, Weekly VRDN and Put, 2.21%, 6/01/32 .......................................        5,380,000        5,380,000
(a) Commerce Joint Powers Financing Authority IDR, Weekly VRDN and Put, 2.31%, 11/01/14 ........        1,620,000        1,620,000
(a) Elsinore Valley Municipal Water District COP, Series A, FGIC Insured, Weekly VRDN and Put,
      2.20%, 7/01/29 ...........................................................................       15,000,000       15,000,000
(a) Fremont PFA, COP, Weekly VRDN and Put, 2.35%, 8/01/30 ......................................        5,900,000        5,900,000
(a) Glendale COP, Police Building Project, Weekly VRDN and Put, 2.25%, 6/01/30 .................       27,650,000       27,650,000
(a) Grant Joint UHSD, COP,
      School Facilities Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 2.20%,
        9/01/34 ................................................................................        4,900,000        4,900,000
      Various Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 2.20%, 7/01/37 .........       10,000,000       10,000,000
(a) Hillsborough COP, Water and Sewer System Project, Refunding, Series B,
      Weekly VRDN and Put, 2.27%, 6/01/30 ......................................................        4,200,000        4,200,000
(a) Irvine 1915 Act Revenue, AD No. 94-15, Daily VRDN and Put, 2.20%, 9/02/20 ..................        3,800,000        3,800,000
(a) Irvine 1915 Act Special Assessment,
        AD No. 00-18, Series A, Daily VRDN and Put, 2.20%, 9/02/26 .............................        6,495,000        6,495,000
        AD No. 03-19, Series A, Daily VRDN and Put, 2.20%, 9/02/29 .............................        6,374,000        6,374,000
        AD No. 93-14, Daily VRDN and Put, 2.30%, 9/02/25 .......................................        2,216,000        2,216,000
        AD No. 97-13, Daily VRDN and Put, 2.20%, 9/02/23 .......................................        5,795,000        5,795,000
        AD No. 97-16, Daily VRDN and Put, 2.20%, 9/02/22 .......................................        6,795,000        6,795,000
(a) Irvine Ranch Water District GO,
        Consolidated ID, Daily VRDN and Put, 2.20%, 6/01/15 ....................................        2,750,000        2,750,000
        Nos. 105 140 240 and 250, Daily VRDN and Put, 2.30%, 1/01/21 ...........................        7,500,000        7,500,000
(a) Irvine Ranch Water District Revenue,
        Consolidated Bonds, Daily VRDN and Put, 2.20%, 10/01/10 ................................        2,500,000        2,500,000
        Consolidated Bonds, Refunding, Series B, Daily VRDN and Put, 2.48%, 10/01/09 ...........        2,300,000        2,300,000
        Consolidated, Daily VRDN and Put, 2.20%, 8/01/16 .......................................          400,000          400,000
        Construction Bonds, Daily VRDN and Put, 2.20%, 10/01/05 ................................        1,500,000        1,500,000
(a) Irvine USD Special Tax,
        CFD No. 01-1, Daily VRDN and Put, 2.20%, 9/01/38 .......................................       20,850,000       20,850,000
        CFD No. 03-1, Daily VRDN and Put, 2.20%, 9/01/39 .......................................        3,400,000        3,400,000
(a) Kern County COP, Kern Public Facilities Project, Series A, Weekly VRDN and
      Put, 2.20%, 8/01/06 ......................................................................          200,000          200,000
    Los Angeles County MTA Sales Tax Revenue, TECP, 2.43%, 7/12/05 .............................        2,000,000        2,000,000
(a) Los Angeles County Pension Obligation Revenue, Refunding,
        Series A, AMBAC Insured, Weekly VRDN and Put, 2.21%, 6/30/07 ...........................        1,100,000        1,100,000
        Series B, AMBAC Insured, Weekly VRDN and Put, 2.21%, 6/30/07 ...........................        2,300,000        2,300,000
    Los Angeles County TRAN, 4.00%, 6/30/06 ....................................................        5,950,000        6,034,430
(a) Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2, Daily
      VRDN and Put, 2.20%, 7/01/35 .............................................................       10,875,000       10,875,000
(a) Los Angeles MFR, Casden Project, Series K, Weekly VRDN and Put, 2.32%, 7/01/10 .............          145,507          145,507
(a) Los Angeles Wastewater System Revenue, Refunding, Sub Series A, FGIC Insured, Annual
      VRDN and Put, 2.15%, 12/01/31 ............................................................        5,000,000        5,000,000
(a) Los Angeles Water and Power Revenue, Sub Series B-5, Refunding, Weekly VRDN and Put,
      2.25%, 7/01/34 ...........................................................................        3,700,000        3,700,000


                                                              Annual Report | 67

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    CALIFORNIA (CONT.)
(a) Metropolitan Water District Southern California Waterworks Revenue,
        Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 2.20%, 6/01/23 ................   $    6,575,000   $    6,575,000
        Refunding, Series B-1, Daily VRDN and Put, 2.20%, 7/01/35 ..............................        3,300,000        3,300,000
        Refunding, Series B-3, Daily VRDN and Put, 1.70%, 7/01/35 ..............................        3,600,000        3,600,000
        Refunding, Series B-4, Weekly VRDN and Put, 2.21%, 7/01/35 .............................        5,000,000        5,000,000
        Refunding, Series C-1, Weekly VRDN and Put, 2.17%, 7/01/30 .............................        3,000,000        3,000,000
        Series C, Weekly VRDN and Put, 2.25%, 7/01/28 ..........................................       13,200,000       13,200,000
(a) Northern California Public Power Agency Revenue, Hydroelectric No. 1, Refunding, Series A,
      MBIA Insured, Weekly VRDN and Put, 2.21%, 7/01/23 ........................................        8,700,000        8,700,000
(a) Oakland COP, Capital Equipment Project, Weekly VRDN and Put, 2.30%, 12/01/15 ...............        6,100,000        6,100,000
(a) Orange County Sanitation Districts COP, Refunding, Series A, Daily VRDN and Put, 2.20%,
      8/01/29 ..................................................................................        2,200,000        2,200,000
(a) Pajaro Valley USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN
      and Put, 2.20%, 9/01/31 ..................................................................          700,000          700,000
(a) Rancho Water District Financing Authority Revenue,
        Refunding, Series A, FGIC Insured, Weekly VRDN and Put, 2.17%, 8/01/29 .................        6,000,000        6,000,000
        Series B, FGIC Insured, Weekly VRDN and Put, 2.17%, 8/01/31 ............................        3,880,000        3,880,000
(a) Riverside County Asset Leasing Corp. Leasehold Revenue, Southwest Justice
      Center, Series B,
      MBIA Insured, Weekly VRDN and Daily Put, 2.21%, 11/01/32 .................................        5,000,000        5,000,000
(a) Riverside County COP, Riverside County Public Facilities, ACES, Series B, Weekly VRDN and
      Put, 2.25%, 12/01/15 .....................................................................        1,800,000        1,800,000
(a) Sacramento County COP, Administration Center and Courthouse Project, Weekly VRDN and
      Put, 2.35%, 6/01/20 ......................................................................       10,890,000       10,890,000
(a) Sacramento County Sanitation District Financing Authority Revenue, Series C, Weekly VRDN
      and Put, 2.25%, 12/01/30 .................................................................       28,600,000       28,600,000
    Sacramento County TRAN, Series A,
        3.00%, 7/11/05 .........................................................................       10,000,000       10,003,637
        4.00%, 7/10/06 .........................................................................       25,000,000       25,364,500
(a) San Francisco City and County RDA, MFR,
      Derek Silva Community, Series D, Weekly VRDN and Put, 2.34%, 12/01/19 ....................        4,550,000        4,550,000
      Fillmore Center, Refunding, Series B-2, Weekly VRDN and Put, 2.31%, 12/01/17 .............        1,000,000        1,000,000
    San Joaquin County Transportation Authority Sales Tax Revenue, TECP, 2.48%, 9/06/05 ........       29,200,000       29,200,000
(a) San Jose MFHR, Pollard Plaza Apartments, Series D, Weekly VRDN and Put, 2.25%,
      8/01/35 ..................................................................................        1,800,000        1,800,000
(a) San Jose RDAR, Merged Area Redevelopment Project, Series A, Weekly VRDN and Put, 2.21%,
      7/01/26 ..................................................................................        3,300,000        3,300,000
(a) San Jose-Santa Clara Water Financing Authority Sewer Revenue, Series B, FGIC Insured,
      Weekly VRDN and Put, 2.21%, 11/15/11 .....................................................        1,200,000        1,200,000
(a) San Mateo County MFHR, Pacific Oaks Apartment Project, Series A, Weekly VRDN and Put,
      2.31%, 7/01/17 ...........................................................................        2,950,000        2,950,000
(a) Santa Ana Housing Authority MFHR, Vintage Apartments, Refunding, Series A, Weekly VRDN
      and Put, 2.28%, 12/15/22 .................................................................        4,650,000        4,650,000
(a) Santa Clara County Housing Authority MFHR, Benton Park Central Apartments, Refunding,
      Series A, FNMA Insured, Weekly VRDN and Put, 2.20%, 12/15/25 .............................        5,000,000        5,000,000
(a) South Placer Wastewater Authority Wastewater Revenue, Series B, FGIC Insured, Weekly VRDN
      and Put, 2.16%, 11/01/35 .................................................................       15,400,000       15,400,000
(a) South San Francisco MFHR, Magnolia Plaza Apartments, Series A, Weekly VRDN and Put,
      2.31%, 5/01/17 ...........................................................................          500,000          500,000


68 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    CALIFORNIA (CONT.)
(a) Southern California Public Power Authority Transmission Project Revenue,
      Southern Transmission, Refunding,
        AMBAC Insured, Weekly VRDN and Put, 2.21%, 7/01/19 .....................................   $   27,715,000   $   27,715,000
        Series A, FSA Insured, Weekly VRDN and Put, 2.20%, 7/01/23 .............................        1,000,000        1,000,000
        Series B, FSA Insured, Weekly VRDN and Put, 2.22%, 7/01/23 .............................        6,600,000        6,600,000
(a) Stanislaus Waste to Energy Financing Agency Revenue, Solid Waste Facility, Ogden Martin
      Systems Project, Refunding, MBIA Insured, Weekly VRDN and Put, 2.35%, 1/01/10 ............        3,600,000        3,600,000
(a) Suisun City Housing Authority MFR, Village Green, Series A, FNMA Insured, Weekly VRDN and
      Put, 2.20%, 6/15/18 ......................................................................        7,100,000        7,100,000
(a) Turlock Irrigation District COP, Capital Improvement and Refunding Project, Daily VRDN and
      Put, 2.22%, 1/01/31 ......................................................................        1,900,000        1,900,000
(a) Tustin 1915 Act Special Assessment, Reassessment District, No. 95-2, Series A, Daily VRDN
      and Put, 2.20%, 9/02/13 ..................................................................       16,169,000       16,169,000
(a) Union City MFR, Housing Mission Sierra, Refunding, Series A, FNMA Insured, Weekly VRDN
      and Put, 2.20%, 7/15/29 ..................................................................        2,000,000        2,000,000
(a) Upland CRDA, MFHR, FNMA Insured, Weekly VRDN and Put, 2.28%, 2/15/30 .......................        1,000,000        1,000,000
(a) Val Verde USD, COP, Land Bank Program, Series A, Weekly VRDN and Put, 2.25%, 9/01/24 .......        2,600,000        2,600,000
(a) Vallecitos Water District Revenue COP, Twin Oaks Reservoir Project, Weekly VRDN and Put,
      2.20%, 7/01/30 ...........................................................................        2,400,000        2,400,000
(a) Vallejo Housing Authority MFR, FNMA Insured, Weekly VRDN and Put, 2.20%, 5/15/22 ...........        1,985,000        1,985,000
(a) Watereuse Finance Authority Revenue, FSA Insured, Weekly VRDN and Put, 2.35%, 5/01/28 ......       20,200,000       20,200,000
(a) Western Placer Union School COP, Facilities Project B, Weekly VRDN and Put, 2.25%,
      8/01/23 ..................................................................................        5,000,000        5,000,000
(a) Western Riverside County Regional Wastewater Authority Revenue, Regional Wastewater
      Treatment, Daily VRDN and Put, 2.20%, 4/01/28 ............................................        1,350,000        1,350,000
                                                                                                                    --------------
    TOTAL BONDS (COST $750,836,088) 109.1% .....................................................                       750,836,088
    OTHER ASSETS, LESS LIABILITIES (9.1)% ......................................................                       (62,714,772)
                                                                                                                    --------------
    NET ASSETS 100.0% ..........................................................................                    $  688,121,316
                                                                                                                    ==============

See Selected Portfolio Abbreviations on page 70.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                         Annual Report | See notes to financial statements. | 69

FRANKLIN CALIFORNIA TAX-FREE TRUST

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT  - Improvement Bond Act of 1915                           MBIA - Municipal Bond Investors Assurance Corp.
ABAG      - The Association of Bay Area Governments                MFHR - Multi-Family Housing Revenue
ACA       - American Capital Access Holdings Inc.                  MFMR - Multi-Family Mortgage Revenue
ACES      - Adjustable Convertible Exempt Securities               MFR  - Multi-Family Revenue
AD        - Assessment District                                    MTA  - Metropolitan Transit Authority
AMBAC     - American Municipal Bond Assurance Corp.                MUD  - Municipal Utility District
BART      - Bay Area Rapid Transit                                 PCFA - Pollution Control Financing Authority
CDA       - Community Development Authority/Agency                 PCR  - Pollution Control Revenue
CFD       - Community Facilities District                          PFA  - Public Financing Authority
COP       - Certificate of Participation                           PFAR - Public Financing Authority Revenue
CRDA      - Community Redevelopment Authority/Agency               RDA  - Redevelopment Agency/Authority
ETM       - Escrow to Maturity                                     RDAR - Redevelopment Agency/Authority
FGIC      - Financial Guaranty Insurance Co.                       SFM  - Single Family Mortgage
FNMA      - Federal National Mortgage Association                  SFMR - Single Family Mortgage Revenue
FSA       - Financial Security Assurance Inc.                      TECP - Tax-Exempt Commercial Paper
GNMA      - Government National Mortgage Association               TRAN - Tax and Revenue Anticipation Notes
GO        - General Obligation                                     UHSD - Unified/Union High School District
HFAR      - Housing Finance Authority/Agency Revenue               USD  - Unified/Union School District
ID        - Improvement District                                   XLCA - XL Capital Assurance
IDAR      - Industrial Development Authority/Agency Revenue
IDR       - Industrial Development Revenue or International
            Depository Receipt


70 | See notes to financial statements. | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2005

                                                       ----------------------------------------------------------------------------
                                                           FRANKLIN      FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA      FRANKLIN
                                                          CALIFORNIA      INTERMEDIATE-TERM       LIMITED-TERM         CALIFORNIA
                                                       INSURED TAX-FREE       TAX-FREE              TAX-FREE           TAX-EXEMPT
                                                         INCOME FUND         INCOME FUND           INCOME FUND         MONEY FUND
                                                       ----------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ............................................     $ 1,812,264,994    $   453,458,970     $    16,967,260      $   750,836,088
                                                       ============================================================================
  Value ...........................................     $ 1,981,749,230    $   472,679,801     $    16,825,133      $   750,836,088
 Cash .............................................              56,771            209,682             177,025              745,221
 Receivables:
  Capital shares sold .............................           5,548,241          1,026,008              34,091              667,349
  Interest ........................................          27,141,615          5,844,377             130,636            2,620,771
                                                       ----------------------------------------------------------------------------
      Total assets ................................       2,014,495,857        479,759,868          17,166,885          754,869,429
                                                       ----------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .................          19,522,844          5,418,000             811,352           64,336,481
  Capital shares redeemed .........................           2,781,623            992,286                 801            1,957,549
  Affiliates ......................................           1,284,924            291,790               9,321              302,314
  Distributions to shareholders ...................           2,944,296            592,232              11,447               74,320
 Other liabilities ................................             126,471             48,531              15,987               77,449
                                                       ----------------------------------------------------------------------------
      Total liabilities ...........................          26,660,158          7,342,839             848,908           66,748,113
                                                       ----------------------------------------------------------------------------
       Net assets, at value .......................     $ 1,987,835,699    $   472,417,029     $    16,317,977      $   688,121,316
                                                       ============================================================================
Net assets consist of:
 Undistributed net investment income (distributions
  in excess of net investment income) .............     $    (1,550,375)   $      (253,901)    $        14,747      $            --
 Net unrealized appreciation (depreciation) .......         169,484,236         19,220,831            (142,127)                  --
 Accumulated net realized gain (loss) .............          (7,127,655)        (1,957,122)                 --                   --
 Paid-in capital ..................................       1,827,029,493        455,407,221          16,445,357          688,121,316
                                                       ----------------------------------------------------------------------------
       Net assets, at value .......................     $ 1,987,835,699    $   472,417,029     $    16,317,977      $   688,121,316
                                                       ============================================================================


                         Annual Report | See notes to financial statements. | 71

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2005

                                                        ---------------------------------------------------------------------------
                                                            FRANKLIN     FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA      FRANKLIN
                                                           CALIFORNIA     INTERMEDIATE-TERM      LIMITED-TERM         CALIFORNIA
                                                        INSURED TAX-FREE      TAX-FREE             TAX-FREE           TAX-EXEMPT
                                                          INCOME FUND        INCOME FUND          INCOME FUND         MONEY FUND
                                                        ---------------------------------------------------------------------------
CLASS A:
 Net assets, at value ...............................   $ 1,780,642,019    $   453,335,013     $    16,317,977      $   688,121,316
                                                        ===========================================================================
 Shares outstanding .................................       138,545,967         38,805,846           1,641,043          688,121,316
                                                        ===========================================================================
 Net asset value per share(a) .......................   $         12.85    $         11.68     $          9.94      $          1.00
                                                        ===========================================================================
 Maximum offering price per share (net asset value
  per share / 95.75%, 97.75%, 100% and 100%,
  respectively) .....................................   $         13.42    $         11.95     $          9.94      $          1.00
                                                        ===========================================================================
CLASS B:
 Net assets, at value ...............................   $    78,037,818                 --                  --                   --
                                                        ===========================================================================
 Shares outstanding .................................         6,043,224                 --                  --                   --
                                                        ===========================================================================
 Net asset value and maximum offering price per
  share(a) ..........................................   $         12.91                 --                  --                   --
                                                        ===========================================================================
CLASS C:
 Net assets, at value ...............................   $   129,155,862    $    19,082,016                  --                   --
                                                        ===========================================================================
 Shares outstanding .................................         9,958,493          1,630,554                  --                   --
                                                        ===========================================================================
 Net asset value and maximum offering price per
  share(a) ..........................................   $         12.97    $         11.70                  --                   --
                                                        ===========================================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


72 | See notes to financial statements. | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENTS OF OPERATIONS
for the year ended June 30, 2005

                                                        ---------------------------------------------------------------------------
                                                            FRANKLIN     FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA      FRANKLIN
                                                           CALIFORNIA     INTERMEDIATE-TERM     LIMITED-TERM          CALIFORNIA
                                                        INSURED TAX-FREE      TAX-FREE            TAX-FREE            TAX-EXEMPT
                                                           INCOME FUND      INCOME FUND          INCOME FUND          MONEY FUND
                                                        ---------------------------------------------------------------------------
Investment income:
 Interest ...........................................   $    97,661,877    $    19,016,445     $       371,652      $    11,297,114
                                                        ---------------------------------------------------------------------------
Expenses:
 Management fees (Note 3a) ..........................         9,067,184          2,234,058              93,475            3,102,573
 Administrative fees (Note 3b) ......................                --                 --              37,514                   --
 Distribution fees: (Note 3c)
  Class A ...........................................         1,749,518            424,418              28,084                   --
  Class B ...........................................           509,812                 --                  --                   --
  Class C ...........................................           809,769             83,397                  --                   --
 Transfer agent fees (Note 3e) ......................           551,937            148,233               5,024              326,451
 Custodian fees .....................................            30,099              6,500                 295                9,590
 Reports to shareholders ............................            60,411             25,186                 399               50,854
 Registration and filing fees .......................             6,633              6,600               2,491                3,737
 Professional fees ..................................            48,005             18,565              14,561               17,581
 Trustees' fees and expenses ........................            39,943              8,842                 397               13,316
 Amortization of offering costs .....................                --                 --               1,790                   --
 Other ..............................................           141,358             58,924              13,388               46,650
                                                        ---------------------------------------------------------------------------
      Total expenses ................................        13,014,669          3,014,723             197,418            3,570,752
      Expenses waived/paid by affiliate (Note 3f) ...                --                 --            (103,654)                  --
                                                        ---------------------------------------------------------------------------
       Net expenses .................................        13,014,669          3,014,723              93,764            3,570,752
                                                        ---------------------------------------------------------------------------
        Net investment income .......................        84,647,208         16,001,722             277,888            7,726,362
                                                        ---------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..........         2,988,793            143,177                  --               (1,565)
 Net change in unrealized appreciation
  (depreciation) on investments .....................        92,867,197         11,730,841              40,741                   --
                                                        ---------------------------------------------------------------------------
Net realized and unrealized gain (loss) .............        95,855,990         11,874,018              40,741               (1,565)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ....................................   $   180,503,198    $    27,875,740     $       318,629      $     7,724,797
                                                        ===========================================================================


                         Annual Report | See notes to financial statements. | 73

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                        ---------------------------------------------------------------------------
                                                               FRANKLIN CALIFORNIA                     FRANKLIN CALIFORNIA
                                                                 INSURED TAX-FREE                       INTERMEDIATE-TERM
                                                                   INCOME FUND                         TAX-FREE INCOME FUND
                                                        ---------------------------------------------------------------------------
                                                               YEAR ENDED JUNE 30,                     YEAR ENDED JUNE 30,
                                                              2005               2004                2005                 2004
                                                        ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................     $    84,647,208    $    90,533,901     $    16,001,722      $    15,072,195
  Net realized gain (loss) from investments .......           2,988,793          4,549,719             143,177           (1,444,960)
  Net change in unrealized appreciation
   (depreciation) on investments ..................          92,867,197       (102,836,172)         11,730,841          (12,387,719)
                                                        ---------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ..................         180,503,198         (7,752,552)         27,875,740            1,239,516
                                                        ---------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ........................................         (77,406,348)       (81,912,569)        (15,662,738)         (14,985,040)
   Class B ........................................          (3,033,725)        (3,208,586)                 --                   --
   Class C ........................................          (4,771,542)        (5,018,247)           (398,883)            (183,314)
                                                        ---------------------------------------------------------------------------
 Total distributions to shareholders ..............         (85,211,615)       (90,139,402)        (16,061,621)         (15,168,354)
                                                        ---------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ........................................          (3,352,260)      (126,577,971)         57,643,754          (16,567,037)
   Class B ........................................          (2,989,995)        (4,527,274)                 --                   --
   Class C ........................................           2,437,233         (9,710,641)          9,619,939            9,275,690
                                                        ---------------------------------------------------------------------------
 Total capital share transactions .................          (3,905,022)      (140,815,886)         67,263,693           (7,291,347)
                                                        ---------------------------------------------------------------------------
 Redemption fees ..................................               1,039                 --               1,435                   --
                                                        ---------------------------------------------------------------------------
      Net increase (decrease) in net assets .......          91,387,600       (238,707,840)         79,079,247          (21,220,185)
Net assets:
 Beginning of year ................................       1,896,448,099      2,135,155,939         393,337,782          414,557,967
                                                        ---------------------------------------------------------------------------
 End of year ......................................     $ 1,987,835,699    $ 1,896,448,099     $   472,417,029      $   393,337,782
                                                        ===========================================================================
Undistributed net investment income
  (distributions in excess of net investment
  income) included in net assets:
 End of year ......................................     $    (1,550,375)   $      (966,264)    $      (253,901)     $      (192,702)
                                                        ===========================================================================


74 | See notes to financial statements. | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                        ---------------------------------------------------------------------------
                                                              FRANKLIN CALIFORNIA                     FRANKLIN CALIFORNIA
                                                                   LIMITED-TERM                             TAX-EXEMPT
                                                               TAX-FREE INCOME FUND                         MONEY FUND
                                                        ---------------------------------------------------------------------------
                                                               YEAR ENDED JUNE 30,                     YEAR ENDED JUNE 30,
                                                             2005               2004(a)             2005                 2004
                                                        ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................     $       277,888    $       130,707     $     7,726,362      $     2,490,464
  Net realized gain (loss) from investments .......                  --                 --              (1,565)                  --
  Net change in unrealized appreciation
   (depreciation) on investments ..................              40,741           (182,868)                 --                   --
                                                        ---------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ..................             318,629            (52,161)          7,724,797            2,490,464
 Distributions to shareholders from net
  investment income ...............................            (278,610)          (128,991)         (7,724,797)(b)       (2,490,464)
 Capital share transactions (Note 2) ..............              26,500         16,425,560          56,226,162          (39,497,215)
 Redemption fees ..................................               7,050                 --                  --                   --
                                                        ---------------------------------------------------------------------------
      Net increase (decrease) in net assets .......              73,569         16,244,408          56,226,162          (39,497,215)
                                                        ---------------------------------------------------------------------------
Net assets:
 Beginning of year ................................          16,244,408                 --         631,895,154          671,392,369
                                                        ---------------------------------------------------------------------------
 End of year ......................................     $    16,317,977    $    16,244,408     $   688,121,316      $   631,895,154
                                                        ===========================================================================
Undistributed net investment income included
 in net assets:
 End of year ......................................     $        14,747    $        13,679     $            --      $            --
                                                        ===========================================================================

(a) For the period September 2, 2003 (commencement of operations) to June 30, 2004.

(b) Distributions were decreased by net realized losses from security transactions of $1,565.


                         Annual Report | See notes to financial statements. | 75

FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four series (the Funds). All Funds are diversified except the Franklin California Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund).

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. For the Franklin California Tax-Exempt Money Fund (Money Fund), short term securities are valued at amortized cost unless otherwise noted.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


76 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. For the Franklin California Insured Tax-Free Income Fund (Insured
Fund), the Intermediate-Term Fund, and the Franklin California Limited-Term Tax-Free Income Fund (Limited-Term Fund), dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund or distributed monthly.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund and the Intermediate-Term Fund.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Insured Fund are generally insured by a new issue insurance policy which is purchased by the issuer. Some municipal securities in the fund are secured by collateral guaranteed by an agency of the U.S. government.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.


                                                              Annual Report | 77

FRANKLIN CALIFORNIA TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares, except for the Money Fund, held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------
CLASS A                 CLASS A & CLASS C          CLASS A, CLASS B & CLASS C
--------------------------------------------------------------------------------
Limited-Term Fund       Intermediate-Term Fund     Insured Fund
Money Fund


78 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At June 30, 2005, there were an unlimited number of shares authorized (no par value). Transactions in the Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                                      ---------------------------------------------------------------------------
                                                                 INSURED FUND                       INTERMEDIATE-TERM FUND
                                                      ---------------------------------------------------------------------------
                                                          SHARES             AMOUNT              SHARES               AMOUNT
                                                      ---------------------------------------------------------------------------
CLASS A SHARES:
Year ended June 30, 2005
  Shares sold .....................................        12,779,215    $   161,809,515          10,523,751      $   122,071,290
  Shares issued in reinvestment
   of distributions ...............................         3,351,406         42,435,806             787,405            9,150,895
  Shares redeemed .................................       (16,403,984)      (207,597,581)         (6,338,303)         (73,578,431)
                                                      ---------------------------------------------------------------------------
  Net increase (decrease) .........................          (273,363)   $    (3,352,260)          4,972,853      $    57,643,754
                                                      ===========================================================================
Year ended June 30, 2004
  Shares sold .....................................        18,980,728    $   237,925,528          11,527,778      $   133,026,492
  Shares issued in reinvestment
   of distributions ...............................         3,553,147         44,490,385             771,318            8,903,549
  Shares redeemed .................................       (32,804,476)      (408,993,884)        (13,788,055)        (158,497,078)
                                                      ---------------------------------------------------------------------------
  Net increase (decrease) .........................       (10,270,601)   $  (126,577,971)         (1,488,959)     $   (16,567,037)
                                                      ===========================================================================
CLASS B SHARES:
Year ended June 30, 2005
  Shares sold .....................................           428,268    $     5,428,652
  Shares issued in reinvestment
   of distributions ...............................           158,196          2,012,009
  Shares redeemed .................................          (821,528)       (10,430,656)
                                                      ----------------------------------
  Net increase (decrease) .........................          (235,064)   $    (2,989,995)
                                                      ==================================
Year ended June 30, 2004
  Shares sold .....................................         1,108,542    $    13,945,723
  Shares issued in reinvestment
   of distributions ...............................           172,057          2,162,656
  Shares redeemed .................................        (1,654,209)       (20,635,653)
                                                      ----------------------------------
  Net increase (decrease) .........................          (373,610)   $    (4,527,274)
                                                      ==================================
CLASS C SHARES:
Year ended June 30, 2005
  Shares sold .....................................         1,531,059    $    19,551,797           1,029,411      $    11,972,499
  Shares issued in reinvestment
   of distributions ...............................           213,416          2,726,173              20,848              242,687
  Shares redeemed .................................        (1,558,025)       (19,840,737)           (223,547)          (2,595,247)
                                                      ---------------------------------------------------------------------------
  Net increase (decrease) .........................           186,450    $     2,437,233             826,712      $     9,619,939
                                                      ===========================================================================
Year ended June 30, 2004
  Shares sold .....................................         2,003,569    $    25,356,286           1,046,200      $    12,057,807
  Shares issued in reinvestment
   of distributions ...............................           230,947          2,914,870               9,085              105,009
  Shares redeemed .................................        (3,029,459)       (37,981,797)           (251,443)          (2,887,126)
                                                      ---------------------------------------------------------------------------
  Net increase (decrease) .........................          (794,943)   $    (9,710,641)            803,842      $     9,275,690
                                                      ===========================================================================


                                                              Annual Report | 79

FRANKLIN CALIFORNIA TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      ------------------------------------------------------
                                                              LIMITED-TERM FUND                MONEY FUND
                                                      ------------------------------------------------------
                                                          SHARES             AMOUNT              AMOUNT
                                                      ------------------------------------------------------
CLASS A SHARES:
Year ended June 30, 2005
  Shares sold .....................................         1,515,855    $    15,099,320     $   616,660,955
  Shares issued in reinvestment
   of distributions ...............................            17,344            172,814           7,696,793
  Shares redeemed .................................        (1,531,173)       (15,245,634)       (568,131,586)
                                                      ------------------------------------------------------
  Net increase (decrease) .........................             2,026    $        26,500     $    56,226,162
                                                      ======================================================
Year ended June 30, 2004(a)
  Shares sold .....................................         2,319,006    $    23,220,874     $   672,833,442
  Shares issued in reinvestment
   of distributions ...............................             7,263             72,724           2,482,205
  Shares redeemed .................................          (687,252)        (6,868,038)       (714,812,862)
                                                      ------------------------------------------------------
  Net increase (decrease) .........................         1,639,017    $    16,425,560     $   (39,497,215)
                                                      ======================================================

(a) For the period September 2, 2003 (commencement of operations) to June 30, 2004 for the Limited-Term Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
-------------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                 Investment manager
Franklin Templeton Services LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Insured Fund and the Intermediate-Term Fund pay an investment management fee to Advisers based on the month-end net assets and the Money Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          Over $250 million, up to and including $10 billion
      0.440%          Over $10 billion, up to and including $12.5 billion
      0.420%          Over $12.5 billion, up to and including $15 billion
      0.400%          Over $15 billion, up to and including $17.5 billion
      0.380%          Over $17.5 billion, up to and including $20 billion
      0.360%          In excess of $20 billion


80 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Prior to May 1, 2005, the Insured Fund and the Intermediate-Term Fund paid an investment management fee to Advisers based on the month-end net assets and the Money Fund paid an investment management fee to Advisers based on the average daily net assets as follows:

-----------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
-----------------------------------------------------------------------------
      0.625%              Up to and including $100 million
      0.500%              Over $100 million, up to and including $250 million
      0.450%              In excess of $250 million

The Limited-Term Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

-----------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
-----------------------------------------------------------------------------
       0.500%             Up to and including $100 million
       0.450%             Over $100 million, up to and including $250 million
       0.425%             Over $250 million, up to and including $500 million
       0.400%             In excess of $500 million

B. ADMINISTRATIVE FEES

The Limited-Term Fund pays an administrative fee to FT Services of 0.20% per year of the fund's average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to all Funds except the Limited-Term Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Funds, except the Money Fund, reimburse Distributors for costs incurred in marketing the funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                             -----------------------------------
                                             INSURED   INTERMEDIATE-    LIMITED-
                                               FUND      TERM FUND     TERM FUND
                                             -----------------------------------
Class A ..................................     0.10%        0.10%        0.15%
Class B ..................................     0.65%          --           --
Class C ..................................     0.65%        0.65%          --

Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                                                              Annual Report | 81

FRANKLIN CALIFORNIA TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                              ----------------------------------
                                              INSURED   INTERMEDIATE-    MONEY
                                                FUND      TERM FUND       FUND
                                              ----------------------------------
Net sales charges received .................. $430,791    $    59,928   $     --
Contingent deferred sales charges retained .. $161,000    $    17,867   $ 16,824

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                            ----------------------------------------------------
                             INSURED      INTERMEDIATE-     LIMITED-     MONEY
                               FUND         TERM FUND      TERM FUND      FUND
                            ----------------------------------------------------
Transfer agent fees .....   $ 371,253      $   94,223      $  3,444     $233,055

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees, for the Limited-Term Fund. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees for the Limited-Term Fund, as noted in the Statement of Operations. Total expenses waived by FT Services and Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

4. INCOME TAXES

At June 30, 2005, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                             -------------------------------------
                                              INSURED     INTERMEDIATE-    MONEY
                                                FUND        TERM FUND       FUND
                                             -------------------------------------
Capital loss carryovers expiring in:
 2006 .....................................  $       --    $         --   $  9,957
 2007 .....................................          --              --      4,593
 2008 .....................................          --          90,667      9,293
 2009 .....................................   6,856,819         321,166     21,840
 2010 .....................................          --         112,465         --
 2011 .....................................          --         145,149         --
 2012 .....................................          --         865,726      2,466
 2013 .....................................          --         421,949      1,565
                                             -------------------------------------
                                             $ 6,856,819   $  1,957,122   $ 49,714
                                             =====================================


82 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

4. INCOME TAXES (CONTINUED)

On June 30, 2005, the Money Fund had expired capital loss carryovers of $1,444.

The tax character of distributions paid during the years ended June 30, 2005 and 2004, was as follows:

                                     ---------------------------------------------------------------------
                                              INSURED FUND                     INTERMEDIATE-TERM FUND
                                     ---------------------------------------------------------------------
                                         2005             2004               2005               2004
                                     ---------------------------------------------------------------------
Distributions paid from -
 tax exempt income ...............   $  85,211,615    $  90,139,402     $   16,061,621     $    15,168,354
                                     =====================================================================

                                     ---------------------------------------------------------------------
                                           LIMITED-TERM FUND                         MONEY FUND
                                     ---------------------------------------------------------------------
                                         2005            2004(a)             2005               2004
                                     ---------------------------------------------------------------------
Distributions paid from -
 tax exempt income ...............   $     278,610    $     128,991     $    7,724,797     $     2,490,464
                                     =====================================================================

(a) For the period September 2, 2003 (commencement of operations) to June 30, 2004.

At June 30, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                                     ----------------------------------
                                                                        INSURED          INTERMEDIATE-
                                                                          FUND             TERM FUND
                                                                     ----------------------------------
Cost of investments .............................................    $1,811,617,973     $   453,433,472
                                                                     ==================================

Unrealized appreciation .........................................    $  170,131,257     $    19,380,664
Unrealized depreciation .........................................                --            (134,335)
                                                                     ----------------------------------
Net unrealized appreciation (depreciation) ......................    $  170,131,257     $    19,246,329
                                                                     ==================================

Distributable earnings - undistributed tax exempt income ........    $      476,063     $       312,833
                                                                     ==================================

                                                                     ----------------------------------
                                                                        LIMITED-            MONEY
                                                                       TERM FUND             FUND
                                                                     ----------------------------------
Cost of investments .............................................    $   16,967,260     $   750,836,088
                                                                     ==================================

Unrealized appreciation .........................................    $        5,242     $            --
Unrealized depreciation .........................................          (147,369)                 --
                                                                     ----------------------------------
Net unrealized appreciation (depreciation) ......................    $     (142,127)    $            --
                                                                     ==================================
Distributable earnings - undistributed tax exempt income ........    $       26,194     $        60,830
                                                                     ==================================


                                                              Annual Report | 83

FRANKLIN CALIFORNIA TAX-FREE TRUST

4. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended June 30, 2005, were as follows:

                                                           ---------------------------------------------
                                                              INSURED       INTERMEDIATE-     LIMITED-
                                                                FUND          TERM FUND      TERM FUND
                                                           ---------------------------------------------
Purchases .............................................    $  73,566,880   $   91,891,879   $  4,347,484
Sales .................................................    $ 146,132,110   $   17,717,327   $    770,000

6. CREDIT RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California.

7. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").


84 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

7. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


                                                              Annual Report | 85

FRANKLIN CALIFORNIA TAX-FREE TRUST

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


86 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN CALIFORNIA TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Limited-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund (each separate portfolios of Franklin California Tax-Free Trust, hereafter referred to as the "Funds") at June 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 10, 2005


                                                             Annual Report  | 87

FRANKLIN CALIFORNIA TAX-FREE TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended June 30, 2005. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2006, shareholders will be notified of amounts for use in preparing their 2005 income tax returns.


88 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION       TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee        Since 1985         142                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                         company).
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)      Trustee        Since 1989         143                        None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee        Since 1985         116                        Director, The California Center for
One Franklin Parkway                                                                         Land Recycling (redevelopment).
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)        Trustee        Since 1992         142                        Director, Martek Biosciences
One Franklin Parkway                                                                         Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                     (biotechnology), and Overstock.com
                                                                                             (Internet services); and FORMERLY,
                                                                                             Director, MCI Communication
                                                                                             Corporation (subsequently known as
                                                                                             MCI WorldCom, Inc. and WorldCom,
                                                                                             Inc.) (communications services)
                                                                                             (1988-2002), White Mountains
                                                                                             Insurance Group, Ltd. (holding com-
                                                                                             pany) (1987-2004) and Spacehab,
                                                                                             Inc. (aerospace services) (1994-2003).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 89

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION       TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)        Trustee and    Trustee since      22                         None
One Franklin Parkway            Vice           1993 and Vice
San Mateo, CA 94403-1906        President      President since
                                               1986
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and    Trustee since      142                        None
One Franklin Parkway            Chairman of    1985 and
San Mateo, CA 94403-1906        the Board      Chairman of the
                                               Board since 1993
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940) Trustee and    Trustee since      126                        None
One Franklin Parkway            President      1985, President
San Mateo, CA 94403-1906        and Chief      since 1993, and
                                Executive      Chief Executive
                                Officer -      Officer -
                                Investment     Investment
                                Management     Management
                                               since 2002
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)           Vice President Since 1999         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)    Vice President Since 1999         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


90 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION       TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief          Since 2004         Not Applicable             Not Applicable
One Franklin Parkway            Compliance
San Mateo, CA 94403-1906        Officer
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)          Treasurer      Since 2004         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in
Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (1960)       Vice           Since 1995         Not Applicable             Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice    Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 91

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION       TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)         Vice President Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)        Vice           Since 2002         Not Applicable             Not Applicable
600 Fifth Avenue                President
Rockefeller Center              - AML
New York, NY 10020-2302         Compliance
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)        Vice President Since 2000         Not Applicable             Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------


92| Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION       TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief          Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.          Financial
Suite 2100                      Officer and
Fort Lauderdale, FL 33394-3091  Chief
                                Accounting
                                Officer
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)             Vice           Since 1999         Not Applicable             Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 93

FRANKLIN CALIFORNIA TAX-FREE TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of the four separate tax-exempt funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all the Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the


94 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed their investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2004 and the previous ten years ended December 31, 2004, in comparison with a performance universe consisting of all retail and institutional California insured municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return during 2004, as shown in the Lipper report, and for the previous three-, five- and ten-year periods on an annualized basis was in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2004 was in the first quintile and for the previous three-, five- and ten-year periods on an annualized basis was in the first or second quintile of its performance universe. The Board expressed its satisfaction with such performance.


                                                              Annual Report | 95

FRANKLIN CALIFORNIA TAX-FREE TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2004 and the previous ten years ended December 31, 2004, in comparison with a performance universe consisting of all retail and institutional California intermediate municipal debt funds as selected by Lipper. Such Lipper report comparison showed that the Fund's income return in 2004 was in the highest quintile and during each of the previous three-, five- and ten-year periods on an annualized basis was in either the first or second quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2004 and for each of the previous three-, five- and ten-year periods on an annualized basis was in the highest quintile of its performance universe. The Board expressed its satisfaction with such performance.

FRANKLIN CALIFORNIA LIMITED TERM TAX-FREE INCOME FUND - Lipper compared this Fund's performance to a group of retail and institutional California short-intermediate municipal debt funds as selected by Lipper, and the Fund's income and total return during 2004, as shown in the Lipper report, placed it in the lowest quintile of such universe. The Board was satisfied with management's explanation for such performance, which was that this Fund had not been in existence for more than a year and is of a relatively small size. The Board also noted that the Fund's management fees and other expenses have been partially waived or absorbed by management.

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND - Lipper compared this Fund's performance to a performance universe consisting of all retail and institutional California tax-exempt money market funds as selected by Lipper. This Fund's performance was in the middle quintile of its performance universe during 2004 and in each of the previous three- and five-year periods on an annualized basis and was in the fourth quintile for the ten-year annualized period. In discussing this performance, management pointed out that it followed a conservative approach investing only in securities that present minimal credit risks and which were rated in the top two ratings by nationally recognized rating services or comparable unrated securities. The Board found such performance acceptable in view of management's explanation, noting that the Fund's annualized return for the ten-year period was within nine basis points of the performance universe median as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of such group which, for comparative consistency, was shown by Lipper for Fund Class A shares in the case of Franklin California Insured Tax-Free Income


96 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

Fund and Franklin California Intermediate-Term Tax-Free Income Fund. The results of such expense comparisons showed that the effective management fee rate of Franklin California Insured Tax-Free Income Fund was in the lowest quintile of its Lipper expense group and its actual total expenses were also in the lowest quintile of such group. The effective management fee rate of Franklin California Intermediate-Term Tax-Free Income Fund was in the middle quintile of its Lipper expense group while its total expenses were in the lowest quintile of such expense group and the second lowest quintile if 12b-1 fees were excluded from actual total expenses. While realizing that other factors such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fee and total expenses of these Funds in comparison to their Lipper expense groups. The Lipper expense comparison for Franklin California Limited-Term Tax-Free Income Fund was not considered to be particularly meaningful in view of this Fund's small size and management's partial waiver or absorption of expenses. The Lipper expense comparison for Franklin California Tax-Exempt Money Fund showed its effective management fee to be in the second most expensive quintile of its Lipper group, while its actual total expenses were in the least expensive quintile of such group and were in the middle quintile of such group if 12b-1 fees were excluded from actual total expenses. In discussing these expense comparisons, management pointed out that this Fund is not actively marketed and largely serves as an alternative, and frequently temporary, investment vehicle for shareholders of various other funds within the Franklin Templeton family of funds and provides a number of services for shareholders, including check writing. It was also noted that the Fund's effective management fee rate was within five basis points of the median of its expense group as shown on the Lipper report. The Board found the Fund's comparative expenses to be acceptable noting such facts.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were


                                                              Annual Report | 97

FRANKLIN CALIFORNIA TAX-FREE TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment advisory contracts so that as a Fund grows in size, its effective management fee rate declines. The net assets of Franklin California Limited Term Tax-Free Income Fund were approximately $20 million at December 31, 2004, and with its expenses being partially waived or subsidized by management, the Board did not consider economies of scale to be relevant. The management fee structure, including administrative expenses for the other three Funds provides for a fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; and 0.45% on net assets in excess of $250 million. The net assets of Franklin California Insured Tax-Free Income Fund stood at approximately $2 billion at December 31, 2004, and the independent Trustees requested that management consider adding additional fee breakpoints for this Fund. Management's position in discussing this issue was that the existing fee rate reaches a relatively low rate quickly and that such low rate, in effect, reflects anticipated economies of scale as assets increase beyond such level. In support of this position, management pointed out the favorable effective management fee rate and total actual expense comparisons for this Fund within its Lipper


98 | Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

expense group as previously discussed under "Comparative Expenses." The net assets at December 31, 2004, for Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund were approximately $435 million and $607 million, respectively, and the independent Trustees raised the prospect of adding further fee breakpoints for these two Funds as well. Management's position in discussing this was basically the same as set forth in respect to Franklin California Insured Tax-Free Income Fund. Management further observed, and the Board acknowledged, that the fact these Funds had assets beyond the last breakpoint level does not mean they no longer benefit from economies of scale since the continuous growth of amount of assets being charged at the lowest 0.45% fee level results in a lower overall effective management fee rate. While intending to monitor future growth and continue discussions with management on this topic, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment advisory contracts for these three Funds provides a sharing of benefits with each Fund and its shareholders. At a Board meeting held April 19, 2005, management agreed to an additional series of management fee breakpoints for each of these three Funds beginning at the $10 billion asset level.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 99
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LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


06/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CALIFORNIA
TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

CAT A2005 08/05

      Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $7,311 for the fiscal year ended June 30, 2005 and $122,019 for the fiscal year ended June 30, 2004.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended June 30, 2005 and $52,158 for the fiscal year ended June 30, 2004. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended June 30, 2005 and $0 for the fiscal year ended June 30, 2004. The services for which these fees were paid included tax compliance and advise.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended June 30, 2005 and $1,555 for the fiscal year ended June 30, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended June 30, 2005 and $98,445 for the fiscal year ended June 30, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,091 for the fiscal year ended June 30, 2005 and $152,158 for the fiscal year ended June 30, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      Item 5. Audit Committee of Listed Registrants. N/A

      Item 6. Schedule of Investments. N/A

      Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

      Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

      Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

      Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      Item 11. Controls and Procedures.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By    JIMMY D. GAMBILL
      ----------------
   /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By    JIMMY D. GAMBILL
      ----------------
   /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 19, 2005


By    GALEN G. VETTER
     ----------------
   /s/Galen G. Vetter
      Chief Financial Officer
Date    August 19, 2005